                                                                    EXHIBIT 10.6
================================================================================

                         MASTER RESIDUAL LOAN AGREEMENT

                                      AMONG

                  TRIAD FINANCIAL RESIDUAL SPECIAL PURPOSE LLC,

                                   AS BORROWER

                   JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                           AS COLLECTION ACCOUNT BANK

                                       AND

                         GOLDMAN SACHS MORTGAGE COMPANY,
                                    AS LENDER

                           DATED AS OF APRIL 29, 2005

================================================================================

Section 1.    Definitions; Construction......................................................................        1

        (a)   Definitions....................................................................................        1

        (b)   Other Definitional Terms.......................................................................       17

Section 2.    Grant of Security Interest; Delivery of Collateral; Remittances on Pledged
              ABS; Funding of Loans..........................................................................       17

        (a)   Grant of Security Interest.....................................................................       17

        (b)   Delivery of Collateral.........................................................................       17

        (c)   Grant of Subordinated Security Interest in Other Residual Financing Facility Collateral........       17

        (d)   Lender's Duty of Care..........................................................................       18

        (e)   Remittances on Collateral......................................................................       18

        (f)   Funding of Loans...............................................................................       18

        (g)   Requirements of Law............................................................................       19

        (h)   Indemnity......................................................................................       20

        (i)   Illegality; Substituted Interest Rates.........................................................       21

        (j)   Taxes..........................................................................................       21

Section 3.    Earnings on Collateral; Collection Account.....................................................       22

Section 4.    Confirmation Statement.........................................................................       23

Section 5.    Margin Determinations and Supplemental Collateral..............................................       23

Section 6.    Release and Addition of Collateral.............................................................       24

Section 7.    Conditions To The Loans........................................................................       24

        (a)   Conditions to the Effective Date...............................................................       24

        (b)   Conditions Precedent to All Loans..............................................................       27

Section 8.    Representations and Warranties.................................................................       29

        (a)   Organization and Good Standing.................................................................       29

        (b)   Due Qualification..............................................................................       29

        (c)   Power and Authority............................................................................       29

        (d)   Binding Obligation.............................................................................       29

        (e)   No Violation...................................................................................       29

        (f)   Compliance with Law............................................................................       30

        (g)   No Consents....................................................................................       30

        (h)   No Proceedings.................................................................................       30

        (i)   Other Obligations..............................................................................       30

        (j)   Regulation U...................................................................................       30

        (k)   Investment Company Act, Etc....................................................................       31

        (l)   [Reserved].....................................................................................       31

        (m)   Collateral Security............................................................................       31

        (n)   Ownership of Properties........................................................................       32

        (o)   Full Disclosure................................................................................       32

        (p)   ERISA..........................................................................................       32

        (q)   Ownership of Borrower..........................................................................       32

        (r)   No Other Business..............................................................................       32

        (s)   No Indebtedness................................................................................       33

        (t)   No Fraudulent Conveyance.......................................................................       33

        (u)   Committed Securitizations......................................................................       33

Section 9.    Affirmative Covenants..........................................................................       33

        (a)   Notice of Defaults, Etc........................................................................       33

        (b)   Taxes..........................................................................................       34

        (c)   Separate Existence; No Commingling.............................................................       34

        (d)   Financing Statements...........................................................................       35

        (e)   Books and Records; Other Information...........................................................       35

        (f)   Continuity of Business and Compliance With Agreement...........................................       36

        (g)   Ownership of Borrower..........................................................................       36

        (h)   Shareholder Reports, Governmental Filings, Etc.................................................       36

        (i)   Fulfillment of Obligations.....................................................................       36

        (j)   Covenant Compliance Certificate................................................................       36

        (k)   Monthly Collateral Report......................................................................       36

        (l)   Changes in Location, Name, Etc.................................................................       36

        (m)   Compliance with Laws, Etc......................................................................       37

        (n)   Collateral Statements..........................................................................       37

        (o)   Actions to Preserve Lender's Security Interest.................................................       37

        (p)   Annual Opinion.................................................................................       37

        (q)   Registration of and Payments on Pledged ABS....................................................       37

        (r)   Parity with Other Residual Financing Facility..................................................       38

        (s)   Monthly Servicer's Certificates on Pledged ABS.................................................       38

        (t)   Monthly Remittance Certificates................................................................       38

Section 10.   Negative Covenants.............................................................................       39

        (a)   Adverse Transactions...........................................................................       39

        (b)   Guarantees.....................................................................................       39

        (c)   Dividends......................................................................................       39

        (d)   Investments....................................................................................       39

        (e)   Limitations on Loans; Other Advances by Borrower...............................................       39

        (f)   Further Covenants..............................................................................       39

        (g)   Changes in Capital Structure or Business Objectives............................................       40

        (h)   Limitation on Modifications....................................................................       40

        (i)   Asset Sales....................................................................................       40

        (j)   No Disparity with Other Residual Financing Facility............................................       40

        (k)   No Indebtedness................................................................................       41

        (l)   No Other Business..............................................................................       41

        (m)   ERISA..........................................................................................       41

Section 11.   Events of Default..............................................................................       41

Section 12.   Remedies.......................................................................................       44

        (a)   Remedies for Default...........................................................................       44

        (b)   Action Regarding Collateral....................................................................       45

        (c)   Deficiency.....................................................................................       46

        (d)   Private Sale...................................................................................       46

        (e)   Application of Proceeds........................................................................       46

        (f)   Default Rate of Interest.......................................................................       47

        (g)   Power of Attorney..............................................................................       47

        (h)   Payments on Collateral to Borrower.............................................................       48

Section 13.   Maturity Date; Application of Remittances on Collateral; Payment Dates;
              Repayment of Principal.........................................................................       48

        (a)   Payment on Maturity Date.......................................................................       48

        (b)   Application of Remittances Prior to Commitment Termination Date................................       48

        (c)   Application of Remittances Following Commitment Termination Date...............................       49

        (d)   Obligations Unconditional......................................................................       50

        (e)   Payment of Principal...........................................................................       50

        (f)   Event of Default...............................................................................       51

        (g)   Payments on Pledged ABS........................................................................       51

Section 14.   Payment of Liabilities.........................................................................       51

Section 15.   Surety Waivers by Borrower Relating to Warehouse Facility Obligations..........................       51

Section 16.   The Collection Account Bank....................................................................       54

        (a)   Rights and Duties of Collection Account Bank...................................................       54

        (b)   Individual Rights of Collection Account Bank...................................................       55

        (c)   Collection Account Bank's Fees and Expenses....................................................       55

        (d)   Indemnity to Collection Account Bank...........................................................       55

        (e)   Replacement of Collection Account Bank.........................................................       56

        (f)   Successor Collection Account Bank..............................................................       56

        (g)   Waiver of Setoffs..............................................................................       57

        (h)   No Petition....................................................................................       57

        (i)   Representations and Warranties of the Collection Account Bank..................................       57

Section 17.   Miscellaneous..................................................................................       58

        (a)   Set-Off........................................................................................       58

        (b)   Amendments, Waivers, etc.......................................................................       58

        (c)   No Waiver; Remedies Cumulative.................................................................       58

        (d)   Payment of Expenses, Indemnity, etc............................................................       58

        (e)   Severability...................................................................................       60

        (f)   Entire Agreement...............................................................................       60

        (g)   Binding Effect.................................................................................       60

        (h)   GOVERNING LAW, ETC., WAIVER OF TRIAL BY JURY...................................................       60

        (i)   Headings Descriptive...........................................................................       61

        (j)   Assignments; Participations....................................................................       61

        (k)   Notices, Payments, Deliveries..................................................................       61

        (l)   Counterparts...................................................................................       62

        (m)   Termination....................................................................................       62

        (n)   Aggregate Amount of Loans; Disbursement of Funds...............................................       62

        (o)   Lender's Right to Pledge.......................................................................       62

        (p)   [Reserved].....................................................................................       63

        (q)   Further Assurances.............................................................................       63

        (r)   Remedies Cumulative............................................................................       63

        (s)   Litigation.....................................................................................       63

        (t)   Confidentiality of Information.................................................................       63

        (u)   Specific Performance...........................................................................       64

        (v)   Benefits of Agreement..........................................................................       64

        (w)   Lender Consent to Transactions.................................................................       64

SCHEDULE I...................................................................................................    S-I-1
SCHEDULE II - Expected Loss Curve............................................................................   S-II-1
SCHEDULE III - Representations and Warranties as to Securitizations..........................................  S-III-1

EXHIBIT A - Form of Note.....................................................................................      A-1
EXHIBIT B - Form of Confirmation Statement...................................................................      B-1
EXHIBIT C - Form of Opinion of Counsel to Borrower...........................................................      C-1
EXHIBIT D - Form of Payment Instructions.....................................................................      D-1
EXHIBIT E - Location of Collateral...........................................................................      E-1
EXHIBIT F - Form of Monthly Collateral Report................................................................      F-1
EXHIBIT G - Form of Borrowing Request........................................................................      G-1
EXHIBIT H - Form of Power of Attorney........................................................................      H-1

      THIS MASTER RESIDUAL LOAN AGREEMENT is made as of the 29th day of April, 2005 by any among TRIAD FINANCIAL RESIDUAL SPECIAL PURPOSE LLC, a Delaware limited liability company ("Borrower"), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association (the "Collection Account Bank"), and GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership ("Lender"). By executing this Agreement, the parties agree to be bound by the terms of this Agreement.

                                   WITNESSETH

      WHEREAS the parties elect to enter into this Agreement and, at the request of Borrower, Lender may from time to time, in accordance with the provisions hereof, make one or more loans (in each instance, a "Loan") to Borrower, which Loans shall be limited in outstanding principal amount as provided in Section 2(f), said Loans to be evidenced by Borrower's Note (the "Note") of even date herewith, maturing on the Maturity Date (as defined herein), a form of which is attached hereto as Exhibit A; and

      WHEREAS, in order to induce Lender to make Loans from time to time to it, Borrower has agreed to assign and pledge to Lender and grant to Lender a lien upon and a security interest in the Collateral (as defined herein) for the purpose of securing the Obligations (as hereinafter defined);

      NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements hereinafter set forth, Borrower and Lender agree as follows:

      Section 1.Definitions; Construction.

      (a) Definitions. As used herein, the following terms shall have the meaning herein specified:

      "2005-A Securitization" means the Securitization in which Triad Auto Receivables Trust 2005-A Asset-Backed Notes are to be issued.

      "ABS Issuance Agreements" means, for any Pledged ABS, the agreements pursuant to which such Pledged ABS has been issued, including without limitation any agreements relating to the payment or distribution of amounts to the holder of such Pledged ABS.

      "Additional Collateral" shall have the meaning set forth in Section 6 hereof.

      "Advance Amount" means, with respect to each Loan made under Section 2(f) and any Pledged ABS that is then pledged to Lender as Collateral hereunder as of the Borrowing Date of such Loan (including any additional Pledged ABS pledged to Lender as Collateral on such Borrowing Date), the sum of (a) the product of (i) the percentage specified in Item 1(a) of Schedule I and (ii) the Market Value (for the date such Loan is made) of the Residual Interest Collateral (if any) and (b) the product of (i) the percentage specified in Item 1(b) of Schedule I or such other percentage as is listed in the related Confirmation Statement and
(ii) the lesser of the Market Value (for the date such Loan is made) and the stated principal amount of the Subordinated Note Collateral (if any).

      "Affiliate" means, with respect to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, control of a Person means the power, direct or indirect, (i) to vote 20% or more of the securities having ordinary voting power for the election of directors of such Person or
(ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; provided that, for the purposes hereof, each of the Equity Sponsors and its respective affiliates shall be deemed not to be "Affiliates" of any Triad Entity, and each Triad Entity shall be deemed not to be an Affiliate of any of the Equity Sponsors or any of their respective affiliates; provided further that the Equity Sponsors and the Triad Entities shall be deemed to be "Affiliates" hereunder solely for purposes of Section 9(c)(ii) hereunder.

      "Aggregate Maximum Advance Amount" means, as of any date of determination, an amount equal to (a) $125,000,000 minus (b) an amount equal to the sum of (i) the aggregate principal amount of loans outstanding, as of such date of determination, under each Demand Note, (ii) the Total Outstandings as of such date of determination, (iii) the Total Supplemental Outstandings under the Warehouse Lending Agreement as of such date of determination, and (iv) the aggregate of amounts available to be borrowed, as of such date of determination, under all Demand Notes.

      "Agreement" means this Master Residual Loan Agreement, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

      "Applicable LIBOR Rate" means, as of any date of determination, for each Loan, LIBOR as determined on such date.

      "Bankruptcy Code" means the law codified and enacted as Title 11 of the United States Code, entitled "Bankruptcy" and any successor statute thereto, in either case, as now or hereafter in effect.

      "Bloomberg" means Bloomberg Financial Markets Commodities News or its successors.

      "Board" means the Board of Governors of the Federal Reserve System.

      "Borrowing Base" means, with respect to the Loans at any time outstanding hereunder and any date of determination, (1) the sum of the Current Margin Amounts for each Pledged ABS as of such date of determination, plus (2) the sum of (A) the product of (x) the Market Value of any Supplemental Collateral pledged hereunder as of such date of determination and (y) a percentage to be determined by Lender, in its sole discretion, on such date of determination and
(B) the product of (x) the Market Value of any Additional Collateral pledged hereunder as of such date of determination and (y) a percentage to be determined by Lender, in its sole discretion, on such date of determination.

      "Borrowing Date" means with respect to each Loan, the settlement date set forth in the Confirmation Statement applicable to such Loan.

      "Borrowing Request" means a notice in substantially the form of Exhibit G.

      "Borrower" shall have the meaning set forth in the preamble hereof.

      "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of New York, the State of California or the State of Delaware shall be authorized or obligated by law, executive order, or governmental decree to be closed.

      "CGMRC" means Citigroup Global Markets Realty Corp. and its permitted successors or assigns.

      "Change of Control" means any event or circumstance as a result of which
(i) TFC no longer owns 100% of the membership interests in Borrower, (ii) TFC no longer owns 100% of the membership interests in Warehouse Seller, (iii) Warehouse Seller no longer owns 100% of the Warehouse Borrower Trust Certificates, (iv) unless TFC has completed an initial public offering of its capital stock, Hunter's Glen/Ford, Ltd. and its Affiliates, GTCR Golder Rauner, LLC and its Affiliates and Goldman Sachs Investor Group no longer collectively own (A) at least 50% of the capital stock of TFC and (B) at least 50% of the aggregate voting power of all classes of Voting Stock of TFC, (v) any other Person and its Affiliates collectively own a greater percentage of either the capital stock of TFC or the aggregate voting power of all classes of Voting Stock of TFC than the largest holder of such capital stock or Voting Stock among
(A) Hunter's Glen/Ford, Ltd. and its Affiliates, (B) GTCR Golder Rauner, LLC and its Affiliates and (C) Goldman Sachs Investor Group, or (vi) any of TFC, Borrower, Warehouse Seller or Warehouse Borrower merges or consolidates with, or sells all or substantially all of its assets to, any other Person. As used in this definition, "Voting Stock" of any Person shall mean the capital stock or other indicia of equity rights of such Person which at the time has the power to vote for the election of one or more members of the Board of Directors (or other governing body) of such Person.

      "Collateral" shall have the meaning ascribed thereto in Section 2(a) hereof.

      "Collection Account" means the account designated as such, established and maintained pursuant to Section 3(b).

      "Collection Account Bank" has the meaning specified in Section 3(b). The initial Collection Account Bank shall be JPMorgan Chase Bank, National Association.

      "Collection Account Bank Indemnified Expenses" shall have the meaning ascribed thereto in Section 16(d) hereof.

      "Collection Account Bank Indemnified Parties" shall have the meaning ascribed thereto in Section 16(d) hereof.

      "Committed Securitization" means the Prior Securitizations, the 2005-A Securitization and each other Securitization which Lender agrees in writing to accept as a Committed Securitization hereunder.

      "Commitment Fee" means (x) for the period from the date of this Agreement to the Initial Commitment Termination Date, the Initial Commitment Fee, and (y) if the commitment hereunder is renewed by Borrower and Lender by written mutual agreement as provided in Section 2(f)(iv), thereafter, the Renewal Commitment Fee.

      "Commitment Termination Date" means (x) for the period from the date of this Agreement to the Initial Commitment Termination Date, the Initial Commitment Termination Date, and (y) if the commitment hereunder is renewed by Borrower and Lender by written mutual agreement as provided in Section 2(f)(iv), thereafter, the Renewal Commitment Termination Date.

      "Commonly Controlled Entity" means, as to any Person, an entity, whether or not incorporated, which is under common control with such Person within the meaning of Section 4001 of ERISA or is part of a group which includes such Person and which is treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended from time to time.

      "Confidential Collateral Proposal Report" means a report, item of correspondence or other statement of information that relates solely to a prospective purchase or financing of any Collateral, any Warehouse Facility Collateral, any Other Warehouse Facility Collateral, or any Other Residual Financing Facility Collateral, which purchase or financing shall have been proposed by a financial institution other than Lender or the Other Residual Financing Facility Lender.

      "Confirmation Statement" shall have the meaning set forth in Section 4 hereof.

      "Contract" shall have the meaning of "Contract" as set forth in Section
1.01 of the Warehouse Lending Agreement.

      "Covenant Compliance Certificate" shall refer to a certificate of Borrower to the effect that there has not been a breach of the covenant listed in Section 9 or Section 10 and that there has not occurred any of the events listed in
Section 11, as of the date of such certificate.

      "Cumulative Loss Assumption" means, with respect to a Committed Securitization, the assumed cumulative net losses, expressed on a rolling monthly basis, that will occur in such Committed Securitization. The Cumulative Loss Assumption for any Committed Securitization will be specified in the related Confirmation Statement.

      "Current Margin Amount" means, with respect to any date of determination and each Pledged ABS that is then pledged to Lender as Collateral hereunder as of such date of determination, the sum of (a) the product of (i) the percentage specified in Item 1(a) of Schedule I and (ii) the Market Value (as of such date) of the Residual Interest Collateral comprising such Pledged ABS (if any) and (b) the product of (i) the percentage specified in Item 1(b) of Schedule I or such other percentage as was listed in the related Confirmation Statement for such Loan and (ii) the lesser of the Market Value (as of such date) and the stated principal amount of the Subordinated Note Collateral comprising such Pledged ABS (if any).

      "Default" means any condition, act or event which, with notice or lapse of time or both, would constitute an Event of Default.

      "Default Rate" means the rate specified in Section 12(f) hereof.

      "Demand Note" means any demand note provided by Lender or an Affiliate of Lender to the issuing trust in any Securitization as part of the collateral securing such Securitization.

      "Dollar" and the sign "$" mean lawful money of the United States of America.

      "Effective Date" means the date that all of the conditions set forth in
Section 7(a) hereof have been met.

      "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution, or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories that signifies investment grade.

      "Eligible Institution" means (a) JPMorgan Chase Bank, National Association or (b) a depository institution organized under the laws of the United States of America or any one of the States thereof or the District of Columbia (or any domestic branch of a foreign bank), which (i) has either (A) a long-term unsecured debt rating of at least AA by Standard & Poor's and Aa2 by Moody's or
(B) a certificate of deposit rating of A-1+ by Standard & Poor's and P-1 by Moody's, or any other long-term, short-term or certificate of deposit rating acceptable to Lender and (ii) whose deposits are insured by the FDIC.

      "Eligible Investments" means book-entry securities, negotiable instruments or securities, having a maturity date as specified in Section 3(c), represented by instruments in bearer or registered form which evidence:

            (i) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

            (ii) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a short-term credit rating of A-1+ by S&P and P-1 from Moody's;

            (iii) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from Moody's of P-1 and a rating of A-1+ from S&P;

            (iv) investments in money market funds having a rating from Moody's in the highest investment category granted thereby and a rating of AAA from S&P;

            (v) demand deposits, time deposits and certificates of deposit that are fully insured by the FDIC;

            (vi) bankers' acceptances issued by any depository institution or trust company referred to in clause (ii) above;

            (vii) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii) above; and

            (viii) any other investments approved in writing by Lender.

      "Equity Sponsors" means each Person comprising the Goldman Sachs Investor Group, GTCR Golder Rauner, LLC and Hunter's Glen/Ford, Ltd.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      "Event of Default" shall have the meaning set forth in Section 11 hereof.

      "Expected Loss Curve" means the curve for the relevant Pledged ABS set forth in Schedule II hereto.

      "FDIC" means the Federal Deposit Insurance Corporation.

      "GAAP" shall have the meaning specified in Section 1(b) hereof.

      "GSMC" means Goldman Sachs Mortgage Company and its permitted successors or assigns.

      "Goldman Sachs Investor Group" means any or all of GS Capital Partners 2000, L.P., GS Capital Partners 2000 Employee Fund, L.P., GS Capital Partners 2000 Offshore, L.P., Goldman Sachs Direct Investment Fund 2000, L.P., GS Capital Partners 2000 GmbH & Co. BETEILIGUNGS KG and MTGLQ Investors, L.P. and the Affiliates of each of the foregoing.

      "Governmental Authority" means any nation, government, or state, or any political subdivision of any of them, or any court, entity or agency exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

      "Guarantee" means, as to any Person (the "Guaranteeing person"), any obligation of the Guaranteeing person guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the Guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor,
(ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
(iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee shall not include the endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any guarantee of any Guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made and (b) the maximum amount for which such Guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee, unless such primary obligation and the maximum amount for which such Guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee shall be such Guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Guaranteeing person in good faith.

      "Indebtedness" means, with respect to any Person, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person, whether or not contingent, under repurchase agreements, sales/buy-back agreements or similar arrangements, to repurchase property from another Person, (d) all obligations of such Person to pay the deferred or acquisition price of property or services, other than trade accounts payable (except for borrowed money) arising in the ordinary course of business, so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are delivered to such Person, (e) all indebtedness of others secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed (only to the extent of the fair market value of such asset if such indebtedness has not been assumed by such Person), (f) all Guarantees of such Person, (g) all capitalized lease obligations of such Person, (h) all obligations of such Person as an account party in respect of letters of credit and similar instruments issued for the account of such Person, and (i) any of the foregoing which constitute obligations or indebtedness of a general partnership or a limited liability partnership for which such Person is liable as a matter of law or contract.

      "Initial Commitment Fee" means the product of (a) the percentage specified in Item 2 of Schedule I and (b) $125,000,000.

      "Initial Commitment Termination Date" means the date which is the 913th day after the date of this Agreement (or if such date is not a Business Day, the immediately succeeding Business Day).

      "Intercreditor Agreement" means the Intercreditor and Lien Subordination Agreement between CGMRC and GSMC, dated as of April 29, 2005, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

      "Lender" shall have the meaning set forth in the preamble hereof.

      "Lender Loan Document" means any Loan Document other than a document specified in clause (g) or clause (h) of the definition of "Loan Documents".

      "LIBOR" means the rate determined by Lender daily (or less frequently as Lender may in its sole discretion determine) on the basis of the London Inter-Bank Offered Rate for one-month U.S. dollar deposits, as such rate appears as "BBAM" "Page DG8 4a" on Bloomberg as of 8:00 a.m. (New York City time) on such date (rounded up to the nearest whole multiple of 1/16%); provided that if such rate does not appear on Bloomberg, the rate for such date will be the rate determined by reference to such other comparable publicly available service publishing such rates as may be selected by Lender in its sole discretion and communicated to Borrower; provided further that if the rate will be applied to a Loan that provides for payment of interest other than monthly, LIBOR shall have the meaning specified in the Confirmation Statement applicable to such Loan.

      "LIBOR Margin" means with respect to the Loans hereunder and any date of determination (i) with respect to the portion of the outstanding principal balance of such Loans as of such date of determination that is less than or equal to 25% of the Market Value as of such date of determination of the Pledged ABS that is pledged to Lender hereunder as Collateral on the Borrowing Date of and with respect to such Loans, the percentage specified in Item 3(a) of
Schedule I, (ii) with respect to the portion of the outstanding principal balance of such Loans as of such date of determination that is greater than 25% of the Market Value as of such date of determination of such Pledged ABS that is pledged to Lender hereunder as Collateral on the Borrowing Date of and with respect to such Loans and less than or equal to 37.5% of the Market Value as of such date of determination of such Pledged ABS, the percentage specified in Item 3(b) of Schedule I, and (iii) with respect to the portion of the outstanding principal balance of such Loans as of such date of determination that is greater than 37.5% of the Market Value as of such date of determination of such Pledged ABS that is pledged to Lender hereunder as Collateral on the Borrowing Date of and with respect to such Loans, the percentage specified in Item 3(c) of
Schedule I; provided, that during the Term Loan Extension Period (if any), the LIBOR Margin shall be, for all Total Outstandings, the percentage specified in
Item 3(d) of Schedule I.

      "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any financing lease having substantially the same economic effect as any of the foregoing).

      "Loan" shall have the meaning set forth in the preamble hereof.

      "Loan Documents" means (a) this Agreement, (b) the Note, (c) each Confirmation Statement, (d) the Residual Affiliate Guaranty, (e) the Warehouse Documents, (f) all other instruments and documents now or hereafter executed and/or delivered pursuant hereto or thereto or in connection herewith or therewith, (g) all documents and instruments executed and delivered in connection with the Other Residual Financing Facility and (h) all documents and instruments executed and delivered in connection with any warehouse financing facility that Borrower has with the Other Warehouse Facility Lender.

      "London Banking Day" means any day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in London, England.

      "Margin Stock" shall have the meaning provided in Regulation U of the Board of Governors of the Federal Reserve System.

      "Market Value" means, as of any date of determination, (i) with respect to any Pledged ABS, the fair market value of such Pledged ABS (measured to the date that it is first eligible to be redeemed in connection with an optional purchase under the related ABS Issuance Agreement) as determined by Lender in its reasonable judgment in accordance with the Valuation Model; provided, however, that (x) if the actual losses on the pool of motor vehicle loans backing such Pledged ABS are equal to or greater than 1.05 times, but less than 1.25 times, the Expected Loss Curve (as calculated pursuant to the related Confirmation Statement), then Lender may, in its reasonable discretion, adjust the Market Value through a modification of the Cumulative Loss Assumption for such Pledged ABS by pro-rating the Expected Loss Curve to the actual performance of such Pledged ABS, (y) if the actual losses on the pool of motor vehicle loans backing such Pledged ABS are 1.25 times or greater than the Expected Loss Curve (as calculated pursuant to the related Confirmation Statement), then such determination of Market Value shall be at the reasonable discretion of Lender, and (z) if the actual losses on the pool of motor vehicle loans backing such Pledged ABS are less than or equal to 0.95 times the Expected Loss Curve (as calculated pursuant to the related Confirmation Statement), then Lender will adjust the Market Value through a modification of the Cumulative Loss Assumption for such Pledged ABS by pro-rating the Expected Loss Curve to the actual performance of such Pledged ABS, and (ii) with respect to any Supplemental Collateral or any Additional Collateral, the fair market value of such Supplemental Collateral or Additional Collateral, as applicable, on such date of determination as determined by Lender in its sole discretion. The Pricing Assumptions used by Lender in determining the fair market value of any Pledged ABS will be set forth in the related Confirmation Statement. The Market Value of any Pledged ABS which is cross-collateralized with any other securities shall initially be $0.

      "Master Receivables Purchase Agreement" means the Master Receivables Purchase Agreement, dated as of April 29, 2005, between the Warehouse Seller and the Warehouse Borrower, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, relating to the purchase of the Contracts by the Warehouse Borrower from the Warehouse Seller.

      "Master Sale and Contribution Agreement" means the Master Sale and Contribution Agreement, dated as of April 29, 2005, between the Warehouse Seller and TFC, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, relating to the purchase of the Contracts by the Warehouse Seller from TFC.

      "Material Adverse Change" means a material adverse change in, or the disclosure or discovery of any information not previously disclosed to Lender which Lender deems material and adverse relating to the business, operations, properties, condition (financial or otherwise) or prospects of Borrower, Warehouse Seller, Warehouse Borrower or TFC, in each case, individually, or with its respective Affiliates, taken as a whole.

      "Material Adverse Effect" means a material adverse effect on (a) the Pledged ABS or any of the other Collateral, (b) the business, operations, properties, condition (financial or otherwise) or prospects of Borrower, Warehouse Seller, Warehouse Borrower or TFC, in each case, individually, or with its respective Affiliates, taken as a whole, (c) the validity or enforceability of this or any of the other Loan Documents or the rights or remedies of Lender hereunder or thereunder or the validity or perfection of any Lien in favor of Lender granted thereunder, (d) the timely payment of the Obligations, (e) on the enforceability or collectibility of Lender's first priority security interest in the Collateral or junior second priority security interest in the Other Residual Financing Facility Collateral or (f) the ability of Borrower, Warehouse Seller, Warehouse Borrower or TFC to perform its obligations under any Loan Document to which it is a party.

      "Maturity Date" means, with respect to the Loans, the Commitment Termination Date; provided that if Borrower extends the maturity of the Loans in accordance with Section 2(f)(vi) hereof, the "Maturity Date" for such Loan shall be the Term Loan Maturity Date.

      "Moody's" means Moody's Investors Service, Inc., or its successor.

      "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

      "Net Worth" means, with respect to any Person, the excess of total assets of such Person, over total liabilities of such Person, determined in accordance with GAAP.

      "Note" shall have the meaning set forth in the recitals hereof.

      "Obligations" means (i) the unpaid principal of and premium, if any, and interest (including without limitation interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceedings, relating to Borrower whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) all other obligations and liabilities of every nature of Borrower from time to time owing to Lender, in each case whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), to the extent such obligations and liabilities arise under, out of, or in connection with, this Agreement or any other Loan Document or under any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, premium, if any, interest, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to Lender) that are required to be paid by Borrower pursuant to the terms of this Agreement or any other Loan Document, and (iii) the Warehouse Facility Obligations.

      "Other Lender Deficiency" means an Other Residual Financing Facility Deficiency or an Other Warehouse Lending Agreement Deficiency.

      "Other Residual Financing Facility" means the residual financing facility established pursuant to that certain Master Residual Loan Agreement, dated as of April 29, 2005, among Borrower, as borrower, the Collection Account Bank, as collection account bank, and the Other Residual Financing Facility Lender, as lender, as amended, supplemented or otherwise modified from time to time.

      "Other Residual Financing Facility Collateral" has the meaning ascribed to the defined term "Collateral" in the Other Residual Financing Facility.

      "Other Residual Financing Facility Deficiency" shall occur whenever CGMRC shall have provided notice of a "Residual Financing Facility Deficiency" (as defined in the Intercreditor Agreement) to Lender pursuant to Section 3.7 of the Intercreditor Agreement and shall continue until such deficiency is cured.

      "Other Residual Financing Facility Lender" means CGMRC, as lender under the Other Residual Financing Facility.

      "Other Residual Financing Facility Loan" has the meaning ascribed to the defined term "Loan" in the Other Residual Financing Facility.

      "Other Residual Financing Facility Pledged ABS" has the meaning ascribed to the defined term "Pledged ABS" in the Other Residual Financing Facility.

      "Other Warehouse Documents" has the meaning ascribed to the defined term "Warehouse Documents" in the Other Residual Financing Facility.

      "Other Warehouse Facility" means the warehouse financing facility established pursuant to Other Warehouse Lending Agreement and the Other Warehouse Documents.

      "Other Warehouse Facility Collateral" has the meaning ascribed to the defined term "Collateral" in the Other Warehouse Lending Agreement,

      "Other Warehouse Facility Lender" means CGMRC, as lender under the Other Warehouse Lending Agreement.

      "Other Warehouse Lending Agreement" means the Warehouse Lending Agreement, dated as of April 29, 2005, among Warehouse Borrower, Warehouse Seller, TFC, the Collection Account Bank and the Other Warehouse Facility Lender, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

      "Other Warehouse Lending Agreement Deficiency" shall occur whenever CGMRC shall have provided notice of a "Warehouse Lending Agreement Deficiency" (as defined in the Intercreditor Agreement) to Lender pursuant to Section 3.7 of the Intercreditor Agreement and shall continue until such deficiency is cured.

      "Other Warehouse Security Agreement" means the Security Agreement between Warehouse Borrower, as pledgor, and the Other Warehouse Facility Lender, as pledgee, dated as of April 29, 2005, a copy of which is attached as Exhibit L to the Other Warehouse Lending Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

      "Payment Date" means, with respect to each Loan, (i) the 12th day of each calendar month, or, if such day is not a Business Day, the immediately following Business Day, beginning in June 2005, or (ii) such other date (if any) specified in the related Confirmation Statement.

      "Person" means any individual, partnership, firm, corporation, association, joint venture, trust, limited liability company or other entity of whatever nature.

      "Pension Plan" means any employee pension benefit plan (other than a Multiemployer Plan) that is subject to Section 412 of the Code or Title IV of ERISA.

      "Plan" means any Person that is (i) an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA,
(ii) a "plan" (as defined in Section 4975(e)(1) of the Code) that is subject to
Section 4975 of the Code or (iii) any entity whose underlying assets include assets of a plan described in (i) or (ii) above by reason of such plan's investment in the entity.

      "Pledged ABS" means, with respect to the Loans at any time outstanding hereunder and any Committed Securitization, collectively, the related Residual Interest Collateral (if any) and the related Subordinate Note Collateral (if any).

      "Pledged ABS Servicer's Certificates" means the monthly servicer's certificates for each Pledged ABS delivered to Lender and the Collection Account Bank pursuant to Section 9(s).

      "Power of Attorney" means a power of attorney in the form of Exhibit H hereto.

      "Pricing Assumptions" means, with respect to any Loan, the pricing assumptions enumerated in the related Confirmation Statement.

      "Prior Securitizations" means, collectively, TF Auto Receivables Owner Trust 2002-1 Asset-Backed Notes issued on December 17, 2002, Triad Auto Receivables Trust 2002-A Asset-Backed Notes issued on August 21, 2002, Triad Auto Receivables Trust 2003-A Asset-Backed Notes issued on March 26 2003, Triad Auto Receivables Trust 2003-B Asset-Backed Notes issued on October 29, 2003 and Triad Auto Receivables Trust 2004-A Asset-Backed Notes issued on March 18, 2004.

      "Proceeds" shall have the meaning assigned to it under the UCC and, in any event, shall include, but not be limited to, (i) any and all Proceeds of any insurance, indemnity, warranty or guarantee payable to Borrower from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to Borrower from time to time in connection with any reacquisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority and any sale, transfer or other disposition of all or any part of the Collateral, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

      "Receivables Purchase Agreement Supplement" has the meaning specified in the Master Receivables Purchase Agreement.

      "Regulation U" means Regulation U promulgated by the Board.

      "Relevant Report" means any report, correspondence or other statement of information related to (a) any Collateral, any Warehouse Facility Collateral, any Other Warehouse Facility Collateral, or any Other Residual Financing Facility Collateral (other than a Confidential Collateral Proposal Report), (b) any secured financing facility under which TFC or any Affiliate thereof is a borrower (including, but not limited to, the Other Residual Financing Facility, the Other Warehouse Facility and each facility established pursuant to the Lender Loan Documents), (c) any securitization of motor vehicle loans or retail installment sale contracts sponsored or contemplated by TFC, (d) any other actual or contemplated securities issuance by TFC or any Affiliate of TFC, (e) the origination policies, procedures or operations of TFC, (f) the servicing policies, procedures or operations of TFC, or (g) any circumstance, event, or development relating to the business, operations, properties, condition (financial or otherwise) or prospects of TFC, Borrower, Warehouse Seller or Warehouse Borrower that constitutes, or is reasonably likely to constitute, a Material Adverse Change or that has resulted in, or is reasonably likely to result in, a Material Adverse Effect.

      "Remittance Certificate" means a certificate of a Responsible Officer of Borrower or TFC delivered pursuant to Section 9(t), substantially in the form of
Exhibit I.

      "Renewal Commitment Fee" means with respect to the renewal of the commitment under this Agreement as provided in Section 2(f)(iv) designating a Renewal Commitment Termination Date (i) under clause (a) of the definition thereof, the product of (A) the percentage specified in Item 4(a) of Schedule I and (B) the Aggregate Maximum Advance Amount specified in clause (a) of the definition thereof, (ii) under clause (b) of the definition thereof, the product of (A) the percentage specified in Item 4(b) of Schedule I and (B) the Aggregate Maximum Advance Amount specified in clause (a) of the definition thereof, (iii) under clause (c) of the definition thereof, the product of (A) the percentage specified in Item 4(c) of Schedule I and (B) the Aggregate Maximum Advance Amount specified in clause (a) of the definition thereof, and (iv) under clause
(d) of the definition thereof, the product of (A) the percentage specified in
Item 4(d) of Schedule I and (B) the Aggregate Maximum Advance Amount specified in clause (a) of the definition thereof.

      "Renewal Commitment Termination Date" means if the commitment under this Agreement is renewed by written mutual agreement of Lender and Borrower, any one of the following to which Lender and Borrower mutually agree in writing, as provided in Section 2(f)(iv): (a) the date which is the 365th day after the Initial Commitment Termination Date (or if such date is not a Business Day, the immediately succeeding Business Day), (b) the date which the 548th day after related Initial Commitment Termination Date (or if such date is not a Business Day, the immediately succeeding Business Day), (c) the date which is the 730th day after related Initial Commitment Termination Date (or if such date is not a Business Day, the immediately succeeding Business Day), or (d) the date which is the 913th day after related Initial Commitment Termination Date (or if such date is not a Business Day, the immediately succeeding Business Day).

      "Requirement of Law" means, as to any Person, any law, statute, rule, treaty, regulation, or determination of an arbitrator, court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or to which any such Person or any of its properties may be bound or affected.

      "Residual Affiliate Guaranty" means the Guaranty, dated as of April 29, 2005, by TFC, as the guarantor, in favor of Lender, with respect to this Agreement.

      "Residual Interest Collateral" means any residual or interest-only strip class of asset backed securities that are (i) issued in connection with a Committed Securitization and (ii) pledged by Borrower hereunder and accepted by Lender in connection with the Loans hereunder.

      "Residual Interests Purchase and Sale Agreement" means the Residual Interests Purchase and Sale Agreement, dated as of April 29, 2005, relating to the Pledged ABS, among TFC, Triad Financial Special Purpose LLC and Borrower, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

      "Responsible Officer" means any of the president, chief executive officer, chief financial officer, any executive vice president, treasurer, controller or secretary of Borrower or TFC.

      "Sale and Contribution Agreement Supplement" has the meaning specified in the Master Sale and Contribution Agreement.

      "Securitization" means a securitization involving Borrower or an Affiliate of Borrower.

      "Securitization LLC" means Triad Financial Special Purpose, LLC, a Delaware limited liability company.

      "Security Agreement" has the meaning ascribed to such term in the Warehouse Lending Agreement.

      "Servicing Agreement" has the meaning ascribed to such term in the Warehouse Lending Agreement.

      "Standard & Poor's" or "S&P" means Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, or its successor.

      "Subordinated Notes" means (i) with respect to any Prior Securitization, any subordinated class of asset backed securities issued in connection with such Prior Securitization that is designated as a "Class B" Note, and (ii) with respect to any other Committed Securitization, any subordinated class of asset-backed securities issued in connection with such Committed Securitization (not including any residual interests or other class of securities without a principal balance) which, as determined by Lender in its reasonable discretion, has structural characteristics that are substantially similar to those of the Class B Notes issued in a Prior Securitization.

      "Subordinated Note Collateral" means any class of Subordinated Note (i) issued in connection with a Committed Securitization and (ii) pledged by Borrower hereunder and accepted by Lender in connection with the Loans hereunder, other than any Residual Interest Collateral.

      "Subsidiary" means, as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

      "Supplemental Collateral" means any security issued in connection with an asset-backed securitization originated by TFC or any of its Subsidiaries acceptable to Lender in accordance with the provisions of Section 5 hereof.

      "Term Loan Commitment Fee" means a fee in an amount equal to the product of (x) the percentage specified in Item 5 of Schedule I and (y) the Total Outstandings on the Commitment Termination Date.

      "Term Loan Extension Period" means the period commencing with the Commitment Termination Date and ending on the Term Loan Maturity Date.

      "Term Loan Maturity Date" means the date that is 180 days following the Commitment Termination Date.

      "TFC" means Triad Financial Corporation, a California corporation.

      "Total Outstandings" means, with respect to any date of determination, the unpaid principal amount of all Loans outstanding hereunder as of such date of determination.

      "Total Supplemental Outstandings" has the meaning ascribed to such term in the Warehouse Lending Agreement.

      "Triad Entities" means each of Triad Holdings L.L.C. and its subsidiaries.

      "UCC" means the Uniform Commercial Code in effect from time to time in the applicable jurisdiction.

      "Unsecured TFC Noteholder" means a holder of Triad Financial Corporation 11.125% Senior Notes due 2013 or a holder of any other unsecured corporate debt of TFC or any Affiliate of TFC.

      "Valuation Model" means a computer program utilized by Lender to establish the fair market value of the Pledged ABS from each Committed Securitization, based upon the applicable Pricing Assumptions and Expected Loss Curve. Lender and Borrower acknowledge that Lender delivered a sample of such a computer program to Borrower prior to the date of this Agreement; provided that Lender and Borrower further acknowledge that such delivery of such sample shall in no way constrain or otherwise affect Lender's right to modify any such computer program in Lender's reasonable discretion in accordance with the terms of this Agreement.

      "Warehouse Affiliate Guaranty" has the meaning ascribed to such term in the Warehouse Lending Agreement.

      "Warehouse Borrower" means Triad Automobile Receivables Warehouse Trust, a Delaware statutory trust, as borrower under the Warehouse Lending Agreement and the Other Warehouse Lending Agreement.

      "Warehouse Borrower Trust Certificates" has the meaning ascribed to the defined term "Borrower Trust Certificates" in the Warehouse Lending Agreement.

      "Warehouse Documents" means the Warehouse Lending Agreement, each promissory note delivered in connection with the Warehouse Lending Agreement, the Security Agreement, the Master Sale and Contribution Agreement (and each Sale and Contribution Agreement Supplement related thereto), the Master Receivables Purchase Agreement (and each Receivables Purchase Agreement Supplement related thereto), the Servicing Agreement, the Interest Rate Hedging Agreement (and each confirmation relating thereto), the Warehouse Affiliate Guaranty and all other documents and instruments executed and delivered in connection with the Warehouse Lending Agreement or therewith.

      "Warehouse Facility" means the warehouse financing facility established pursuant to Warehouse Lending Agreement and the other Warehouse Documents.

      "Warehouse Facility Collateral" has the meaning ascribed to the defined term "Collateral" in the Warehouse Lending Agreement.

      "Warehouse Facility Obligations" means all obligations and liabilities of every nature of the Warehouse Borrower from time to time owing to Lender, in each case whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), to the extent such obligations and liabilities arise under, out of, or in connection with, any Warehouse Document or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, premium, if any, interest, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to lender).

      "Warehouse Lending Agreement" means the Warehouse Lending Agreement, dated as of April 29, 2005, among Warehouse Borrower, Warehouse Seller, TFC, the Collection Account Bank and Lender, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

      "Warehouse Lending Agreement Deficiency" means, with respect to any remittance date under the Warehouse Lending Agreement, an amount equal to the excess of (x) all amounts payable on such remittance date under the Warehouse Lending Agreement over (y) the amount on deposit in the collection account for the Warehouse Lending Agreement, immediately prior to such remittance date.

      "Warehouse Seller" means Triad Financial Warehouse Special Purpose LLC, a Delaware limited liability company, its successors and assigns.

      (b) Other Definitional Terms. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, schedule, exhibit and like references are to this Agreement unless otherwise specified. Any defined term which relates to a document shall include within its definition any amendments, modifications, renewals, restatements, extensions, supplements or substitutions which may have been heretofore or may be hereafter executed in accordance with the terms hereof.

      Section 2.Grant of Security Interest; Delivery of Collateral; Remittances on Pledged ABS; Funding of Loans.

      (a) Grant of Security Interest. Borrower hereby pledges, assigns and transfers to Lender, and grants to Lender a Lien upon and continuing security interest in all of Borrower's right, title and interest in, to and under all of the following whether now owned or existing, or at any time hereafter acquired or arising, by Borrower or in which Borrower now has or at any time in the future may acquire any right, title or interest (all of which being hereinafter collectively called the "Collateral"): (i) all Pledged ABS, (ii) all rights of Borrower under the Residual Interests Purchase and Sale Agreement (but none of Borrower's obligations under the Residual Interests Purchase and Sale Agreement), (iii) all Supplemental Collateral, (iv) all Additional Collateral,
(v) all books, records and documents in respect of any of the foregoing and (vi) all Proceeds, distributions and other amounts realized in respect of any of the foregoing. The security interest created hereby in the Collateral constitutes continuing collateral security for all Obligations whether now existing or hereafter incurred.

      (b) Delivery of Collateral. On or prior to the date of pledge thereof, Borrower shall physically deliver to Lender in a manner acceptable to Lender (in its reasonable discretion) all security certificates and instruments evidencing each Pledged ABS, in each case registered in the name of Lender. For any Pledged ABS that is uncertificated, Borrower shall cause the issuer of such Pledged ABS to register Lender as the registered owner of such Pledged ABS on books of the issuer. Borrower shall deliver to Lender all Supplemental Collateral and Additional Collateral as directed by Lender in order to give Lender sole "control" (as such term is used in Articles 8 and 9 of the UCC) thereof, or as otherwise agreed to by Lender in its sole discretion.

      (c) Grant of Subordinated Security Interest in Other Residual Financing Facility Collateral. Subject to the Other Residual Financing Facility Lender's first priority and senior security interest and Lien in the Other Residual Financing Facility Collateral, Borrower hereby pledges, assigns and transfers to Lender, and grants to Lender a second priority subordinate Lien upon and continuing second priority subordinate security interest in all of Borrower's right, title and interest in, to and under the Other Residual Financing Facility Collateral whether now owned or existing, or at any time hereafter acquired or arising. The security interest created hereby in the Other Residual Financing Facility Collateral constitutes continuing collateral security for all Obligations whether now existing or hereafter incurred. Lender hereby acknowledges its security interest and Lien in the Other Residual Financing Facility Collateral shall be, in all respects, subject to and subordinate and junior to the first priority senior security interest and Lien of the Other Residual Financing Facility Lender in the Other Residual Financing Facility Collateral. For the avoidance of doubt, the grant of a security interest in the Other Residual Financing Facility Collateral pursuant to this Section 2(c) is in addition to the grant of a security interest in the Collateral pursuant to Section 2(a) of this Agreement.

      (d) Lender's Duty of Care. Lender's sole duty with respect to the Collateral shall be to use reasonable care in the custody of the Collateral in its possession or control. Lender shall incur no liability to Borrower for any act of government, act of God, or other destruction in whole or in part or negligence or wrongful act of custodians or agents selected by and supervised by Lender with reasonable care, or Lender's failure to provide adequate protection or insurance for the Collateral. Borrower hereby waives the defense of impairment of the Collateral. Borrower agrees that all remittances from the Collateral shall be applied as provided in Section 12(e) and Section 13(b) of this Agreement, as applicable, and Borrower hereby approves such application of remittances and agrees such application is reasonable in all respects. Neither Lender nor any of its respective directors, officers, employees, Affiliates or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Borrower or any other Person. The Other Residual Interest Collateral shall be held and controlled by the Other Residual Financing Facility Lender.

      (e) Remittances on Collateral. Borrower shall, with respect to each Loan, no later than two (2) Business Days prior to the related Borrowing Date, irrevocably instruct, in the case of any Pledged ABS, the paying agent under the related ABS Issuance Agreements, pursuant to an instruction substantially in the form of Exhibit D hereto (with a copy to Lender), providing for, among other things, all payments payable in respect of the related Pledged ABS to be paid directly to the Collection Account for the benefit of Lender. Prior to the pledge by Borrower under this Agreement of any Supplemental Collateral or Additional Collateral, Borrower shall irrevocably instruct in writing the paying agent or other Person(s) making distributions thereon (if any), to make all payments payable in respect of such Supplemental Collateral or Additional Collateral, as the case may be, directly to the Collection Account for the benefit of Lender. On each date on which any payment in respect of any Pledged ABS or any other Collateral is received in the Collection Account in accordance with this Section 2(e), Collection Account Bank shall inform Lender of such receipt and shall request from Lender instructions as to the application of such amounts pursuant to Section 13(b), Section 13(c) or Section 12(e), as applicable.

      (f) Funding of Loans.

            (i) Loans. Subject to the terms and conditions of this Agreement, including without limitation the satisfaction of the conditions for each Loan specified in Section 7(b), Lender shall make Loans hereunder related to each Committed Securitization in accordance with the provisions hereof and the related Confirmation Statement on or prior to the Commitment Termination Date, and any Loan hereunder shall be made by Lender upon written request in the form of a Borrowing Request delivered by Borrower to Lender no later than 2:00 P.M. (New York City time) on the Business Days prior to the Borrowing Date proposed in such Borrowing Request; provided, that (A) there shall be no more than one Borrowing Date per week during each calendar month and in no event shall there be more than four (4) Borrowing Dates in any calendar month and (B) no Loan shall be made to the extent that the principal amount of such Loan, together with the aggregate principal amount of all other Loans outstanding as of the related Closing Date, would exceed (I) the Aggregate Maximum Advance Amount or (II) the Borrowing Base.

            (ii) Loan Advances. In accordance with the related Confirmation Statement and subject to clause (i) above, Lender shall advance a Loan to Borrower in a principal amount up to the applicable Advance Amount. Each Loan advance hereunder shall be recorded as such by Lender and be evidenced by the "Loan Schedule" attached to the Note, and any repayments of each such Loan shall be recorded as such by Lender and be evidenced by such "Loan Schedule"; provided, however, that the failure of such recordation by Lender shall not affect the rights of the parties hereunder with respect to such Loan.

            (iii) Interest Rate. Loans shall bear interest on the outstanding principal amount thereof, for each day from and including the Borrowing Date for such Loans to but excluding the date the principal amount thereof shall be paid in full, at a rate per annum equal to the Applicable LIBOR Rate for such day, plus the LIBOR Margin (computed on the basis of the actual number of days elapsed in a year of 360 days).

            (iv) Initial Commitment Termination Date; Renewals. The initial commitment to make Loans in respect of the Committed Securitizations as provided in clauses (i) and (ii) above shall expire on the Initial Commitment Termination Date. The commitment to make Loans as provided in clauses (i) and (ii) above may be renewed by (x) mutual written agreement between Borrower and Lender designating the Renewal Commitment Termination Date and (y) payment of the related Renewal Commitment Fee by Borrower to Lender on or prior to the Initial Commitment Termination Date.

            (v) Maturity Date. Subject to Section 2(f)(vi) below, all Loans shall be required to be repaid in full on the Commitment Termination Date.

            (vi) Extension of Maturity Date to Term Loan Maturity Date. If Borrower pays Lender the Term Loan Commitment Fee no later than the Commitment Termination Date, Borrower shall pay to Lender the Total Outstandings in full no later than the Term Loan Maturity Date; provided that, if Borrower shall not have paid such Term Loan Commitment Fee by the Commitment Termination Date, the Total Outstandings shall be due and payable in full on the Commitment Termination Date; provided further that no Loans shall be made hereunder during the Term Loan Extension Period (if any).

      (g) Requirements of Law.

            (i) If any Requirement of Law or any change in the interpretation or application thereof or compliance by Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof,

                  a. shall subject Lender to any tax of any kind whatsoever with respect to this Agreement, the Note or any Loan made by it (excluding net income taxes) or change the basis of taxation of payments to Lender in respect thereof;

                  b. shall subject Lender to any tax of any kind whatsoever with respect to this Agreement, the Note or any Loan made by it (excluding net income taxes) or change the basis of taxation of advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of Lender which is not otherwise included in the determination of the Applicable LIBOR rate hereunder; or

                  c.    shall impose on Lender any other condition;

      and the result of any of the foregoing is to increase the cost to Lender, by an amount which Lender deems to be material, of making, continuing or maintaining any Loan or to reduce any amount receivable hereunder in respect thereof, then, in any such case, Borrower shall promptly pay Lender such additional amount or amounts as will compensate Lender on an after-tax basis for such increased cost or reduced amount receivable

            (ii) If Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by Lender or any corporation controlling Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which Lender or such corporation (taking into consideration Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by Lender to be material, then from time to time, Borrower shall promptly pay to Lender such additional amount or amounts as will compensate Lender on an after-tax basis for such reduction.

            (iii) If Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify Borrower of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this Section submitted by Lender to Borrower shall be conclusive in the absence of manifest error

      (h) Indemnity. Borrower agrees to indemnify Lender and to hold it harmless from any cost, loss or expense which Lender may sustain or incur as a consequence of (a) Borrower making any payment or prepayment of principal of any Loan on a day which is not a Business

Day, (b) any failure by Borrower to make a Borrowing hereunder after notice of such Borrowing has been given pursuant to this Agreement, (c) any default by Borrower in making any payment of the Total Outstandings on the due date therefor, or (d) any acceleration of the maturity of any Loans by Lender in accordance with the terms of this Agreement, including, but not limited to, any cost, loss or expense arising in liquidating the Loans and from interest or fees payable by Lender to lenders of funds obtained by it in order to maintain the Loans hereunder. In the event Borrower is required to make any payment pursuant to this Section 2(h), Lender shall provide to Borrower in writing the basis upon which such charges were calculated in reasonable detail, which calculation shall be conclusive in the absence of manifest error by Lender. Indemnification pursuant to this Section shall survive the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation.

      (i) Illegality; Substituted Interest Rates. Notwithstanding any other provisions herein, (a) if any Requirement of Law or any change therein or in the interpretation or application thereof shall make it unlawful for Lender to make or maintain any Loans at LIBOR as contemplated by this Agreement, or (b) in the event that Lender shall have determined (which determination shall be conclusive and binding upon Borrower) that by reason of circumstances affecting the LIBOR interbank market neither adequate nor reasonable means exist for ascertaining LIBOR, or (c) Lender shall have determined (which determination shall be conclusive and binding on Borrower) that the Applicable LIBOR rate will not adequately and fairly reflect the cost to Lender of maintaining or funding the Loans based on such Applicable LIBOR rate (provided that the parties hereto acknowledge and agree that Lender shall only make such determination if the published LIBOR rate used by Lender does not accurately reflect the actual LIBOR rate), (x) the obligation of Lender to make or maintain Loans at the LIBOR rate shall forthwith be suspended and Lender shall promptly notify Borrower thereof (by telephone confirmed in writing) and (y) each Loan then outstanding, if any, shall, from and including the date that is forty-five (45) days after Borrower's receipt of notice from Lender of the occurrence of any condition set forth in clauses (a) , (b) or (c), or at such earlier date as may be required by law, until payment in full thereof, bear interest at the rate per annum equal to the greater of the Prime Rate and the rate of interest (including the LIBOR Margin) in effect on the date immediately preceding the date any event described in clause (a), (b) or (c) occurred (calculated on the basis of the actual number of days elapsed in a year of 360 days). If subsequent to such suspension of the obligation of Lender to make or maintain the Loans at the LIBOR rate it becomes lawful for Lender to make or maintain the Loans at the LIBOR rate, or the circumstances described in clause (b) or (c) above no longer exist, Lender shall so notify Borrower and its obligation to do so shall be reinstated effective as of the date it becomes lawful for Lender to make or maintain the Loans at the LIBOR rate or the circumstances described in clause (b) or (c) above no longer exist.

      (j) Taxes. All payments made to Lender under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes, gross receipt taxes and franchise taxes (imposed in lieu of net income taxes) imposed on Lender as a result of a present or former connection between Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be imposed on Lender hereunder, Borrower shall pay such taxes by having the amounts so payable to Lender increased to the extent necessary to yield to Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement. Whenever any amounts payable to Lender are increased pursuant to this Section 2(j) in respect of any Non-Excluded Taxes that are payable by Borrower, promptly as possible thereafter Borrower shall send to Lender a certified copy of an original official receipt received by Borrower showing payment thereof. If Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to Lender the required receipts or other required documentary evidence, Borrower shall indemnify Lender for any incremental taxes, interest or penalties that may become due by Servicer as a result of any such failure.

      (k) Notices of Current Margin Amount and Market Value. Promptly following Lender's receipt from Borrower of the Pledged ABS Servicer's Certificates for each Pledged ABS pursuant to Section 9(s), Lender shall provide Borrower with notice of Lender's most recent determination of (i) the Market Value of each Pledged ABS, (ii) the Market Value of any Supplemental Collateral, and (iii) the Market Value of any Additional Collateral.

      Section 3. Earnings on Collateral; Collection Account.

      (a) All payments and distributions, whether in cash or in kind, made on or with respect to the Collateral shall be paid to the Collection Account Bank, for the benefit of Lender, directly by the applicable paying agent, and Lender shall apply such payments and distributions in accordance with Section 12(e), Section 13(b) and Section 13(c) hereof, as applicable. All payments and distributions, whether in cash or in kind, made on or with respect to the Other Residual Financing Collateral shall be paid to the collection account bank under the Other Residual Financing Facility, for the benefit of the Other Residual Financing Facility Lender, directly by the applicable paying agent, and the Other Residual Financing Facility Lender shall apply such payments and distributions in accordance with the Other Residual Financing Facility and the Intercreditor Agreement.

      (b) Lender, for its own benefit, shall establish and maintain at JPMorgan Chase Bank, National Association, or such other financial institution as determined by Lender with the prior written consent of Borrower, such consent not to be unreasonably withheld (the "Collection Account Bank"), in the name of Lender an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of Lender. Lender hereby revocably authorizes the Collection Account Bank to make the payments and distributions from the Collection Account required under this Agreement as instructed time to time by Lender. Lender may, in its sole discretion, revoke at any time such authority and appoint a successor entity (and successors thereto from time to time) to make such payments and distributions.

      (c) Funds on deposit in the Collection Account shall be invested by the Collection Account Bank in Eligible Investments selected in writing by Borrower (pursuant to standing instructions or otherwise) ; provided that, in the absence of such a direction, amounts on deposit in the Collection Account shall remain uninvested. All such Eligible Investments shall be held by the Collection Account Bank for the benefit of Lender in a manner sufficient to provide Lender a perfected first priority security interest in such Eligible Investments pursuant to documentation reasonably acceptable to Lender. On the Business Day immediately preceding each Payment Date, all interest and other investment income (net of losses and investment expenses) on funds on deposit in the Collection Account shall be deposited into the Collection Account and shall constitute amounts available for such Payment Date. Other than as instructed in writing by Borrower, funds on deposit in the Collection Account shall be invested in Eligible Investments that will mature
(i) not later than the Business Day immediately preceding the next Payment Date or (ii) on such next Payment Date if such investment is held in the trust department of the Collection Account Bank and is invested in a time deposit of the Collection Account Bank rated at least A-1 by Standard & Poor's and P-1 by Moody's (such accounts being maintained initially at JPMorgan Chase Bank, National Association). Funds deposited in the Collection Account on a day which immediately precedes a Payment Date upon the maturity of any Eligible Investments are not required to be invested overnight. Upon Lender's inquiry to Borrower or the Collection Account Bank, Borrower or the Collection Account Bank, the case may be, shall inform of Lender of all Eligible Investments in which amounts on deposit in the Collection Account are then invested. The Collection Account Bank shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Collection Account made in accordance with this Section 3(c), except for losses attributable to the Collection Account Bank's failure to make payments on such Eligible Investments issued by the Collection Account Bank, in its commercial capacity as principal obligor and not as Collection Account Bank, in accordance with their terms.

      Section 4. Confirmation Statement.

      Lender shall, with respect to each Loan, deliver a completed confirmation statement substantially in form and substance attached hereto as Exhibit B (in each case, the "Confirmation Statement") to Borrower confirming the agreement between Borrower and Lender as to the specific terms of the applicable Loan. Each such Confirmation Statement shall, when duly executed and delivered by Borrower, constitute a binding agreement between Borrower and Lender, and this Agreement is hereby incorporated in its entirety into each such Confirmation Statement and made a part thereof as if it were set out in full in each such Confirmation Statement. In case of any inconsistency between any provisions of a Confirmation Statement and any provisions of this Agreement, the provisions of such Confirmation Statement shall control.

      Section 5. Margin Determinations and Supplemental Collateral. If Lender shall at any time reasonably determine, in accordance with the applicable Pricing Assumptions and the Valuation Model, that the aggregate unpaid principal amount of all Loans is greater than the Borrowing Base, Lender may in its discretion notify Borrower of such fact, and Borrower shall, on the Business Day next succeeding the day of such notice, deliver to Lender cash and/or Supplemental Collateral acceptable to Lender in its sole discretion as Collateral hereunder, which cash shall be applied to reduce the principal balance of the Loans and which Supplemental Collateral shall, in the aggregate, have a Market Value such that, after giving effect to the application of such cash and the delivery of such Supplemental Collateral, the unpaid principal amount of the Loans will be equal to or less than the Borrowing Base. Delivery of Supplemental

Collateral pursuant to this Section 5 shall be in such manner as is acceptable to, and under such additional conditions as may be required by, Lender in its reasonable discretion.

      Section 6. Release and Addition of Collateral.

      (a) So long as (i) no Default or Event of Default has occurred and is continuing and (ii) no deficiency in the Borrowing Base would occur as a result, Borrower may obtain the release from Lender of the security interest in and Lien on all or any part of the Collateral at any time, and from time to time, by paying to Lender as a repayment the amount outstanding, including any principal, interest or other amounts owed hereunder, with respect to the Loan in connection with which such Collateral so to be released was pledged hereunder, and Lender shall effect such release upon such repayment. Any release of the security interest in and Lien on all or any part of the Collateral as a result of a repayment pursuant to this Section shall be evidenced by the prompt execution and delivery by Lender of appropriate documentation to evidence such release.

      Unless a Default, an Event of Default or a default or event of default under the Warehouse Lending Agreement shall have occurred and be continuing, in the event Other Residual Financing Facility Lender has released its security interest in and Lien on any part of the Other Residual Financing Facility Collateral pursuant to Section 6(a) of the master residual loan agreement relating to the Other Residual Financing Facility, Lender shall release its second priority subordinate security interest in such part of the Other Residual Facility Financing Collateral without delivering any instrument or performance of any act of any party.

      Notwithstanding the two preceding paragraphs, if any payment (or any part of any payment) of any of the Obligations is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower or any other Person, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or a trustee or similar officer for, Borrower or any other Person or any substantial part of its property, or otherwise, this Agreement, all rights hereunder and the Liens created hereby shall continue to be effective, or be reinstated, as though such payments had not been made.

      (b) Borrower may from time to time pledge additional collateral ("Additional Collateral"); provided that such Additional Collateral is acceptable to Lender, in Lender's sole discretion. All security certificates or instruments representing such Additional Collateral shall be accompanied by duly executed instruments of transfer or assignments in blank, all in form and substance satisfactory to Lender, in Lender's reasonable discretion.

      Section 7. Conditions To The Loans.

      (a) Conditions to the Effective Date. The effectiveness of the obligations of Lender under this Agreement is subject to fulfillment of the following conditions on or before the Effective Date:

            (i) Receipt of Documents. Receipt by Lender of the following documents, each dated as of the Effective Date, where applicable, in form and substance reasonably satisfactory to Lender and its counsel:

                  a. this Agreement, executed and delivered on behalf of Borrower,

                  b. the Note, executed and delivered on behalf of Borrower by a duly authorized officer of Borrower,

                  c. the Residual Affiliate Guaranty, executed and delivered on behalf of TFC;

                  d. the Intercreditor Agreement, executed and delivered on behalf of Lender and Other Financing Facility Lender,

                  e. the security certificates evidencing the related Collateral and other instruments and documents required to be delivered under Section 2(b) of this Agreement for the Borrowing Date that corresponds with the Effective Date,

                  f. UCC-1 financing statements delivered by (1) Borrower naming Borrower as "debtor" and Lender as "secured party", with evidence of filing in all jurisdictions as may be necessary in the reasonable opinion of Lender, to perfect the security interest in the Collateral and (2) Borrower naming Borrower as "debtor" and Lender as "secured party," with evidence of filing in all jurisdictions as may be necessary in the reasonable opinion of Lender, to perfect the security interest in the Other Residual Financing Facility Collateral,

                  g. evidence that all other actions necessary to perfect the security interests contemplated under this Agreement have been taken,

                  h. a copy of the resolution of Borrower authorizing (1) the execution, delivery and performance of the Loan Documents by Borrower, (2) the borrowings contemplated hereunder and (3) the granting of the security interest contemplated under this Agreement, certified by the Secretary or an Assistant Secretary of Borrower as of the Effective Date, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate,

                  i. certificate of the Secretary or an Assistant Secretary of Borrower certifying the names and the signatures of the officers of Borrower authorized to sign the Loan Documents to be delivered hereunder,

                  j. (1) copy of the certificate of formation of Borrower certified under recent date by the Secretary of State of Delaware and (2) copy of the limited liability company operating agreement of Borrower and each amendment thereto, certified by the Secretary or an Assistant Secretary of Borrower as being true, complete and correct as of the Borrowing Date,

                  k. copies of certificates (long form) or other evidence from the Secretary of State or other appropriate authority of the State of Delaware and of each jurisdiction where Borrower is qualified to do business, evidencing the good standing of Borrower in the State of Delaware and such other jurisdictions, in each case, dated no earlier than 30 days prior to the Effective Date,

                  l. an opinion of counsel to Borrower (which counsel may be internal counsel for Borrower and shall be reasonably satisfactory to Lender), in substantially the form attached hereto as Exhibit C or such other form as Lender and Borrower may mutually agree,

                  m. one or more legal opinions of external counsel to Borrower, Kirkland & Ellis LLP, addressing: (1) the true-sale of the Pledged ABS and the other Collateral from Triad Financial Special Purpose LLC to Borrower;
                        (2) substantive consolidation of Triad Financial Special Purpose LLC and Borrower; (3) substantive consolidation of TFC and Borrower; and (4) the creation, perfection and priority of Lender's first priority security interest in the Collateral and Lender's second priority security interest in the Other Residual Facility Collateral, in each case in form and substance reasonably satisfactory to Lender and its counsel,

                  n. copies of any commitment or agreement between Borrower and any lender or other financial institution, other than any such commitment or agreement (or portion thereof) which Lender specifically agrees are not required to be delivered hereunder, and

                  o. such other opinions, documents and instruments as Lender or its counsel shall reasonably request.

            (ii) Representation and Warranties. Each of the representations and warranties made by or on behalf of Borrower herein or in any other Loan Document to which Borrower is a party shall be true and correct on and as of the Effective Date.

            (iii) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on and as of the Effective Date.

            (iv) Commitment Fee. On the Effective Date, Borrower shall have paid the Initial Commitment Fee to Lender.

            (v) Expenses of Lender. On the Effective Date, Borrower shall have paid all fees and expenses incurred by Lender in connection herewith as to which Lender shall have advised Borrower at least five (5) Business Days prior to the Effective Date.

            (vi) [Reserved].

            (vii) Other Residual Financing Facility. All documents necessary to the establishment of the Other Residual Financing Facility shall have been duly executed and delivered by all parties thereto and be in full force and effect, and each other action necessary to the establishment of such facility shall have been completed, and all conditions precedent to the effectiveness of the obligations thereunder shall have been satisfied.

            (viii) Warehouse Facility; Other Warehouse Facility. All documents necessary to the establishment of the Warehouse Facility and the Other Warehouse Facility shall have been duly executed and delivered by all parties thereto and be in full force and effect, and each other action necessary to the establishment of such facility shall have been completed, and all conditions precedent to the effectiveness of the obligations thereunder shall have been satisfied.

            (ix) Conditions Precedent to Purchase and Sale of TFC.

                  a. Each condition precedent to the sale of TFC by Fairlane Credit LLC to Triad Acquisition Corp. shall have been satisfied.

                  b. Lender shall have received a copy of the final, fully-executed version of the purchase and sale agreement and each other agreement related to such sale.

                  c. The sale of TFC by Fairlane Credit LLC to Triad Acquisition Corp. shall occur simultaneously with the consummation of the transactions contemplated hereunder on the initial Borrowing Date, and all other transactions in connection with the consummation of such acquisition shall be completed, prior to, or simultaneously on such Borrowing Date.

      (b) Conditions Precedent to All Loans. Lender's obligation to make any Loan hereunder is subject to the following conditions precedent, and the acceptance of the proceeds of any Loan by Borrower shall be deemed certification by Borrower that the following conditions shall have been met:

            (i) Representations and Warranties. Each of the representations and warranties made by or on behalf of Borrower herein or in any other Loan Document to which Borrower is a party, shall be true and correct in all respects on and as of the Borrowing Date, before and after giving effect to the Loan to be made on such date and the application of the proceeds therefrom, as though made on and as of such date.

            (ii) No Default or Event of Default. After giving effect to such Loan and the application of proceeds therefrom, no Default or Event of Default shall have occurred and be continuing on and as of such Borrowing Date.

            (iii) Deliveries. Lender shall have received a Confirmation Statement in compliance with Section 4 hereof.

            (iv) Borrowing Base. The Total Outstandings shall not exceed the Borrowing Base (after giving effect to such Loan and the Collateral being pledged on such date).

            (v) No Material Adverse Change or Material Adverse Effect. There shall not have occurred one or more events that constitutes, or is reasonably likely to constitute, a Material Adverse Change or that results in, or is reasonably likely to result in, a Material Adverse Effect.

            (vi) Filings, Registrations, Recordings. All documents (including, without limitation, financing statements) required to be filed, registered or recorded in order to perfect the Lender's, first priority security interest in the Collateral and in order to perfect Lender's second priority security interest in the Other Residual Financing Facility Collateral, in each case subject to no Liens other than those created under this Agreement or any other Loan Document, shall have been properly prepared (and if required, executed) for filing, registration or recording in each office in each jurisdiction in which such filings, registrations and recordations are required to perfect such first-priority security interest.

            (vii) Good Standing Certificates. On or prior to the initial Borrowing Date hereunder and from time to time thereafter as Lender may request (but so long as no Event of Default shall have occurred and be continuing, not more frequently than annually), Lender shall have received original certificates, in form and substance satisfactory to Lender and its counsel, from the Secretary of State or other appropriate authority of such jurisdiction, evidencing the good standing of Borrower in its jurisdiction of organization and in each other jurisdiction where the ownership of its respective property or the conduct of its business requires such qualification.

            (viii) Reliance Letters re: True-Sale/Non-Consolidation Opinions. Lender shall have received a reliance letter addressed to Lender from the counsel to the related Committed Securitization (other than a Prior Securitization) permitting Lender to rely on the true-sale/non-consolidation opinion delivered by such counsel in connection with such Committed Securitization.

            (ix) Payment Instructions. An instruction to the paying agent under the ABS Issuance Agreements signed by Borrower and substantially in the form set forth in Exhibit D hereto shall have been delivered to such paying agent, with a copy to Lender.

            (x) Delivery of Pledged ABS. Any Pledged ABS for such Loan shall have been delivered to Lender as provided in Section 2(b) hereof.

            (xi) Parity of Other Residual Financing Facility. An Other Residual Financing Facility Loan secured by Other Residual Financing Facility Pledged ABS relating to such Loan shall be made under the Other Residual Financing Facility in an equal principal amount as such Loan on the same date such Loan is made hereunder (except as otherwise provided in Section 9(r) hereof).

            (xii) Other Conditions. Borrower shall have satisfied all other conditions that Lender may reasonably require, if Lender shall have given Borrower reasonable advance notice of such conditions.

      Section 8. Representations and Warranties.

      In order to induce Lender to enter into this Agreement and to make the Loans hereunder, Borrower hereby represents and warrants to Lender, and shall on and as of the date hereof and the Borrowing Date of each Loan and each date on which Supplemental Collateral or Additional Collateral is pledged hereunder, as applicable, be deemed to represent and warrant to Lender, that (for the avoidance of doubt, the parties hereto acknowledge that Lender would not have entered into this Agreement, made any Loans hereunder or accepted any Supplemental Collateral or Additional Collateral unless the following representations and warranties were true as of the related Borrowing Dates):

      (a) Organization and Good Standing. Borrower is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the limited liability company power, authority and legal right to acquire and own the Collateral and the Other Residual Financing Facility Collateral and to pledge the Collateral and the Other Residual Financing Facility Collateral to Lender and to enter into and perform its other obligations under this Agreement, the Note and each other Loan Document to which it is a party.

      (b) Due Qualification. Borrower is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business (including, without limitation, the financing of the Pledged ABS and other Collateral as provided hereunder and the performance of its other obligations under the other Loan Documents to which it is a party) shall require such qualifications, licenses and/or approvals.

      (c) Power and Authority. Borrower has the power and authority to execute and deliver this Agreement, the Note and each other Loan Document to which it is a party and to carry out its terms and their terms, respectively. The execution, delivery and performance of this Agreement, the Note and each other Loan Document to which it is a party have been duly authorized by Borrower by all necessary corporate action.

      (d) Binding Obligation. Each of this Agreement, the Note and each other Loan Document to which Borrower is a party shall constitute a legal, valid and binding obligation of Borrower enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

      (e) No Violation. The execution, delivery and performance by Borrower of this Agreement, the Note and each other Loan Document to which Borrower is a party and the consummation of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof do not conflict with, result in a material breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of formation or limited liability operating agreement of Borrower, or any indenture, agreement, mortgage, deed of trust, or other instrument to which Borrower is a party or by which it is bound or to which any of its properties are subject; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any indenture, agreement, mortgage, deed of trust, or other instrument (other than the Lender Loan Documents); nor violate any law, order, rule or regulation applicable to Borrower of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Borrower or its properties.

      (f) Compliance with Law. Borrower is conducting its business and operations in compliance with all applicable laws, regulations, ordinances and directives of governmental authorities, except to the extent that any noncompliance results from the failure of Lender to be licensed or qualified where necessary and except to the extent that any such noncompliance could not reasonably be expected to have a Material Adverse Effect. Borrower has filed all tax returns required to be filed and has paid all taxes due in respect of the ownership of its assets or the conduct of its operations except to the extent that the payment of such taxes is being contested in good faith by it in appropriate proceedings and adequate reserves have been provided for the payment thereof.

      (g) No Consents. Borrower is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, the Note or any other Loan Document to which Borrower is a party, except those which may have been obtained and are in full force and effect.

      (h) No Proceedings. There are no proceedings or investigations pending or, to Borrower's best knowledge, threatened against Borrower before any court, regulatory body, administrative agency, other government instrumentality, arbitral tribunal or other tribunal having jurisdiction over Borrower or its properties (i) asserting the invalidity of this Agreement, the Note or any other Loan Document to which Borrower is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, the Note or any other Loan Document to which Borrower is a party, or (iii) seeking any determination or ruling that could have a Material Adverse Effect.

      (i) Other Obligations. Borrower is not in default in the performance, observance or fulfillment of any obligation, covenant or condition in any of the Loan Documents to which it is a party or in any agreement or instrument to which it is a party or by which it is bound the result of which could have a Material Adverse Effect.

      (j) Regulation U. No proceeds of any Loan will be used, directly or indirectly, by Borrower for the purpose of purchasing or carrying any Margin Stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System) or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry Margin Stock or for any other purpose which might cause any Loan to be a "purpose credit" within the meaning of Regulation U.

      (k) Investment Company Act, Etc. Borrower is not an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended. Borrower is not subject to regulation under any Requirement of Law (other than Regulation X of the Board) which limits its ability to incur Indebtedness.

      (l) [Reserved].

      (m) Collateral Security.

            (i) Borrower owns and will own each item which it pledges as Collateral, free and clear of any and all Liens (including, without limitation, any tax liens), other than the first priority Liens created in favor of Lender pursuant to this Agreement or in the second priority Liens in favor of the Other Residual Financing Facility Lender under any other Loan Document. No security agreement, financing statement or other public notice similar in effect with respect to all or any part of the Collateral is or will be on file or of record in any public office, except such as have been or may hereinafter be filed pursuant to this Agreement evidencing Lender's first priority Liens therein, or as may have been or may hereafter be filed pursuant to the Other Residual Financing Facility in favor of the Other Residual Financing Facility Lender evidencing its second priority Liens therein, or except such as shall be terminated as to the Collateral no later than immediately prior to the pledge of such Collateral to the Lender under this Agreement.

            (ii) This Agreement is effective to create, as collateral security for the Obligations hereunder, valid and enforceable Liens on the Collateral in favor of Lender.

            (iii) Upon filing of the financing statement delivered to Lender by Borrower on or prior to the Effective Date with the Secretary of State of the State of Delaware (which financing statement is in proper form for filing in such jurisdiction), the Liens created pursuant to this Agreement will constitute a perfected security interest in the Collateral in favor of Lender, which Liens will be prior to all other Liens of all other Persons and which Liens are enforceable as such as against all other Persons.

            (iv) Borrower owns and will own each item which it pledges as Other Residual Financing Facility Collateral, free and clear of any and all Liens (including, without limitation, any tax liens), other than the second priority Liens created in favor of Lender pursuant to this Agreement or the first priority Liens in favor of the Other Residual Financing Facility Lender under the Other Residual Financing Facility. No security agreement, financing statement or other public notice similar in effect with respect to all or any part of the Other Residual Financing Facility Collateral is or will be on file or of record in any public office, except such as have been or may hereinafter be filed pursuant to this Agreement evidencing Lender's second priority Liens therein, or as may have been or hereafter be filed pursuant to the Other Residual Financing Facility in favor of the Other Residual Financing Lender evidencing its first priority Liens therein, or except such as shall be terminated as to the Collateral no later than immediately prior to the pledge of such Other Residual Financing Facility Collateral to the Lender under this Agreement.

            (v) This Agreement is effective to create, as collateral security for the Obligations hereunder, valid and enforceable Liens on the Other Residual Financing Facility Collateral in favor of Lender.

            (vi) Upon filing of the financing statement delivered to Lender by Borrower on or prior to the Effective Date with the Secretary of State of the State of Delaware (which financing statement is in proper form for filing in such jurisdiction), the Liens created pursuant to this Agreement will constitute a perfected security interest in the Other Residual Financing Facility Collateral in favor of Lender, which Liens will be prior to all other Liens of all other Persons (other than the first priority Liens of the Other Residual Financing Facility Lender under the Other Residual Financing Facility) and which Liens in favor of Lender are enforceable as such as against all other Persons.

      (n) Ownership of Properties. Borrower has good and marketable title to any and all of its properties and assets, subject only to Liens under the Loan Documents.

      (o) Full Disclosure. The information, reports, financial statements, exhibits, schedules, officer's certificates and other documents furnished by or on behalf of Borrower to Lender in connection with the negotiation, preparation, delivery or performance of this Agreement, the Note and the other Loan Documents or included herein or therein or delivered pursuant hereto or thereto, taken as a whole, are true and correct in every material respect (or, in the case of projections, are based on good faith reasonable estimates) on the date as of which such information is stated or certified and do not contain an untrue statement of a material fact, or omit to state any material fact necessary to make the statements herein or therein contained, in the light of the circumstances under which they were made, not misleading. There is no fact known to Borrower that, after due inquiry, could reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Loan Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to Lender for use in connection with the transactions contemplated hereby or thereby.

      (p) ERISA. Neither the Borrower nor any of its Subsidiaries (as applicable) sponsors, maintains or contributes to any Pension Plans, and the Borrower agrees to notify the Purchaser and the Lender in advance of forming any Pension Plans. Neither the Borrower nor any Commonly Controlled Entity has any obligations or liabilities with respect to any Pension Plans or Multiemployer Plans, nor have any such Persons had any obligations or liabilities with respect to any such Pension Plans during the five-year period prior to the date this representation is made or deemed made. The Borrower will give notice to the Lender and the Purchaser if at any time it or any Commonly Controlled Entity has any obligations or liabilities with respect to any Pension Plan or Multiemployer Plan. All Plans maintained by the Borrower or any Commonly Controlled Entity are in substantial compliance with all applicable laws (including ERISA). The Borrower is not an employer under any Multiemployer Plan.

      (q) Ownership of Borrower. TFC owns beneficially and of record 100% of membership interests in Borrower free and clear of all Liens.

      (r) No Other Business. Borrower engages in no business activities other than (i) the financing of Pledged ABS by the pledging of such Pledged ABS to Lender in connection with

Loans hereunder, (ii) the financing of Other Residual Financing Facility Pledged ABS by the pledging of such Other Residual Financing Facility Pledged ABS to the Other Residual Financing Facility Lender in connection with Other Residual Financing Facility Loans thereunder, and (iii) other activities relating to the foregoing to the extent permitted by the organizational documents of Borrower as in effect on the date hereof, or as amended with the prior written consent of Lender. Without limitation of the foregoing, Borrower is not a borrower under any loan or financing agreement, facility or other arrangement other than the facility established pursuant to this Agreement and the Other Residual Financing Facility.

      (s) No Indebtedness. Borrower has no Indebtedness, other than Indebtedness incurred under (or contemplated by) the terms of this Agreement and the Other Residual Financing Agreement.

      (t) No Fraudulent Conveyance. As of the Effective Date and immediately after giving effect to each Borrowing, the fair value of the assets of Borrower is greater than the fair value of its liabilities (including, without limitation, contingent liabilities of Borrower), and Borrower is and will be solvent, does and will pay its debts as they mature and does not and will not have an unreasonably small capital to engage in the business in which it is engaged and proposes to engage. Borrower does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. Borrower is not in default under any material obligation to pay money to any Person. Borrower is not contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of Borrower or any of its assets. Borrower is not transferring any Collateral with any intent to hinder, delay or defraud any of its creditors. Borrower will not use the proceeds from the transactions contemplated by this Agreement or any other Loan Document to give any preference to any creditor or class of creditors.

      (u) Committed Securitizations. Each of the representations and warranties set forth in Schedule III is true and correct as of the Effective Date and each Borrowing Date.

      Section 9. Affirmative Covenants.

      Until the Obligations are paid and satisfied in full and this Agreement has been terminated, Borrower covenants to Lender:

      (a) Notice of Defaults, Etc. Borrower shall give notice to Lender promptly:

            (i) upon Borrower becoming aware of, and in any event within one (1) Business Day after, the occurrence of any Default or any event of default or default under any other Loan Document or any other material agreement of Borrower, Warehouse Seller, Warehouse Borrower or TFC;

            (ii) upon, and in any event within one (1) Business Day after, service of process on Borrower, or any agent thereof for service of process, in respect of any legal or arbitrable proceedings affecting Borrower (i) that questions or challenges the validity or enforceability of any of the Loan Documents, (ii) in which the amount in controversy exceeds $1,000,000 or (iii) that could reasonably be expected to have a Material Adverse Effect;

            (iii) within one (1) Business Day after Borrower becomes aware of any event or change in circumstances that could reasonably be expected to have a Material Adverse Effect, to constitute a Material Adverse Change or to cause a Default; and

            (iv) within one (1) Business Day after Borrower becomes aware of entry of a judgment or decree in respect of or Borrower, its assets or the Collateral in an amount in excess of $1,000,000.

Each notice pursuant to this Section 9(a) shall be accompanied by a statement of an officer of Borrower setting forth details of the occurrence referred to therein and stating what action Borrower has taken or proposes to take with respect thereto.

      (b) Taxes. Borrower shall pay and discharge all taxes and governmental charges upon it or against any of its properties or assets or its income prior to the date after which penalties attach for failure to pay, except (a) to the extent that Borrower shall be contesting in good faith in appropriate proceedings its obligation to pay such taxes or charges, adequate reserves having been set aside for the payment thereof, or (b) with respect to such taxes and charges which are not material in either nature or amount such that any failure to pay or discharge them, and any resulting penalties, either in any one instance or in the aggregate, would not materially and adversely affect the financial condition, operations, business or prospects of Borrower.

      (c) Separate Existence; No Commingling.

            (i) Borrower shall, and shall cause TFC and any other Affiliates of Borrower to, maintain the truth and accuracy of all facts assumed by Kirkland & Ellis LLP in the true-sale/non-consolidation opinions of Kirkland & Ellis LLP delivered in accordance with Section 7(a)(i)m; provided that in the event that any request is made for Lender to consent to or approve any matter that, if effectuated or consummated, would result in a change to the continuing truth and accuracy of any of the factual assumptions in such true-sale/non-consolidation opinions, such request shall be accompanied by an opinion of counsel that the conclusions set forth in such true-sale/non-consolidation opinions will be unaffected by such change.

            (ii) Borrower shall (A) own no assets, and not engage in any business, other than the assets and transactions specifically contemplated by the Loan Documents and the ABS Issuance Agreements, (B) not incur any indebtedness or obligation, secured or unsecured, direct or indirect, absolute or contingent, other than as contemplated by the Loan Documents,
      (C) not make any loans or advances to any third party, and shall not acquire obligations or securities of any Affiliate other than as contemplated by the Loan Documents, (D) pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) only from its own assets, (E) do all things necessary under applicable law and its organizational documents to observe organizational formalities and to preserve its existence, and will not amend, modify or otherwise change its certificate of incorporation or bylaws, or suffer the same to be amended, modified or otherwise changed, in a manner that will have a Material Adverse Effect,
      (F) maintain all of its books, records, financial statements and bank accounts separate from those of any Affiliate, (G) be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including without limitation any Affiliate), correct any known misunderstanding regarding its status as a separate entity, conduct business in its own name, not identify itself or any Affiliate as a division or part of the other and maintain and utilize separate stationery, (H) maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations, (I) not engage in or suffer any dissolution, winding-up, liquidation, consolidation or merger in whole or in part, (J) not commingle its funds or other assets with those of any Affiliate or any other Person (other than in the Lockbox, the Clearing Account and the Concentration Account (each, as defined in the Warehouse Lending Agreement)), (K) maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or any other Person, (L) not and will not hold itself out to be responsible for the debts or obligations of any other Person, and (M) be formed and organized solely for the purpose of (1) the financing of Pledged ABS by the pledging of such Pledged ABS to Lender in connection with Loans hereunder, (2) the financing of Other Residual Financing Facility Pledged ABS by the pledging of such Other Residual Financing Facility Pledged ABS to the Other Residual Financing Facility Lender in connection with Other Residual Financing Facility Loans thereunder, and (3) other activities relating to the foregoing to the extent permitted by the organizational documents of Borrower as in effect on the date hereof, or as amended with the prior written consent of Lender, which consent shall not be unreasonably withheld.

      (d) Financing Statements. At the request of Lender, Borrower shall execute such financing statements as Lender reasonably determines may be required by law to perfect, maintain and protect the interest of Lender in the Collateral and the Other Residual Financing Facility Collateral and, in each case, in the Proceeds thereof.

      (e) Books and Records; Other Information.

            (i) Borrower shall maintain accurate and complete books and records with respect to the Collateral and Borrower's business. All accounting books and records shall be maintained in accordance with GAAP.

            (ii) Borrower shall, and shall cause each of its Affiliates to, permit any representative of Lender to visit and inspect any of the properties of Borrower and such Affiliates to examine the books and records of Borrower and such Affiliates, as applicable, and to make copies and take extracts therefrom, and to discuss the business, operations, properties, condition (financial or otherwise) or prospects of Borrower and each such Affiliate, as applicable, or any of the Collateral with the officers and independent public accountants thereof and as often as Lender may reasonably request, and so long as no Default or Event of Default shall have occurred and be continuing, all at such reasonable times during normal business hours upon reasonable notice; provided that, after a Default or Event of Default shall have occurred and be continuing, Lender shall make such inspections, examine such documents and conduct such discussions at such times as it may determine in its sole discretion.

            (iii) Borrower shall promptly provide to Lender all information regarding its operations and practices as Lender shall reasonably request.

      (f) Continuity of Business and Compliance With Agreement. Borrower shall continue in business in a prudent, reasonable and lawful manner with all licenses, permits, and qualifications necessary to perform its respective obligations under this Agreement, except where such failure could not be expected to materially and adversely affect such performance or the enforceability of Lender's security interest in the Collateral.

      (g) Ownership of Borrower. TFC shall own beneficially and of record 100% of membership interests in Borrower free and clear of all Liens.

      (h) Shareholder Reports, Governmental Filings, Etc. Borrower shall furnish or cause to be furnished to Lender, as soon as available, copies of (w) any and all Relevant Reports that TFC or Borrower sends to its respective shareholders or members, (x) all reports, correspondence and other information provided by Triad Acquisition Corp. or TFC to the Unsecured TFC Noteholders, (y) copies of all (if any) regular, periodic and special reports, and all registration statements publicly filed by TFC or any Affiliate of TFC with the Securities and Exchange Commission or any Governmental Authority that supervises the issuance of securities by TFC, Borrower or any other Affiliate of TFC, and (z) any press releases concerning TFC or Borrower.

      (i) Fulfillment of Obligations. Borrower shall pay and perform, as and when due, all of its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of Borrower, and except to the extent that the failure to do so could not, individually or in the aggregate, be expected to have a Material Adverse Effect.

      (j) Covenant Compliance Certificate. Borrower shall deliver or cause to be delivered a Covenant Compliance Certificate to Lender two (2) Business Days before the Payment Date in each calendar month or, if such day is not a Business Day, the immediately preceding Business Day.

      (k) Monthly Collateral Report. Borrower shall furnish or cause to be furnished to Lender, on the last Business Day of each month, a report for each Pledged ABS, all Supplemental Collateral, all Additional Collateral and each Demand Note substantially in the form of, and containing the information set forth on, Exhibit F hereto.

      (l) Changes in Location, Name, Etc. Borrower will not (i) change its "location" as defined in Section 9-307 of the UCC, (ii) change its form of organization, or (iii) change its name or identity in any manner that would, could or might make any financing statement or continuation statement filed in accordance with this Agreement or any other Lender Loan Document seriously misleading within the applicable provisions of the UCC, unless, in any such case, Borrower shall have given Lender at least thirty (30) days prior written notice thereof and shall have delivered to Lender all UCC financing statements, continuation statements and amendments thereto and taken all other actions as are necessary (or as are requested by the Secured Party) to continue Lender's perfected first priority security interest in the Collateral or Lender's perfected junior second priority security interest in the Other Residual Financing Facility Collateral.

      (m) Compliance with Laws, Etc. Borrower shall, and shall cause each of its subsidiaries to, comply (i) in all material respects with all Requirements of Law and any change therein or in the application, administration or interpretation thereof (including, without limitation any request, directive, guideline or policy, whether or not having the force of law) by any Governmental Authority charged with the administration or interpretation thereof; and (ii) with all indentures, mortgages, deeds of trust, agreements, or other instruments or contractual obligations to which it is a party, including without limitation, each Loan Document to which it is a party, or by which it or any of its properties may be bound or affected, or which may affect the Pledged ABS, the Supplemental Collateral, the Additional Collateral or any Demand Note, if the failure to comply therewith could, individually or in the aggregate, be expected to have a Material Adverse Effect.

      (n) Collateral Statements. Borrower shall furnish to Lender from time to time statements and schedules further identifying and describing the Collateral or the Other Residual Financing Facility Collateral and such other reports in connection with the Collateral or the Other Residual Financing Facility Collateral as Lender may reasonably request, all in reasonable detail.

      (o) Actions to Preserve Lender's Security Interest. Borrower shall defend the Collateral against, and shall take such other action as is necessary to remove, any Lien, security interest or claim on or to the Collateral, other than the security interests created under the this Agreement and the second priority security interest of the Other Residual Financing Facility created pursuant to the Other Residual Financing Facility, and Borrower will defend the right, title and interest of Lender in and to any of the Collateral and the Other Residual Financing Facility Collateral against the claims and demands of all Persons whomsoever (except in the case of the Other Residual Financing Facility Collateral, the Other Financing Facility Lender). At the request of Lender, Borrower shall prepare (and execute, if required) such financing statements as Lender reasonably determines are required by law to perfect, maintain and protect the first priority security interest of Lender in the Collateral and the second priority security interest of Lender in the Other Residual Financing Facility Collateral and, in each case, in the Proceeds thereof.

      (p) Annual Opinion. Borrower shall deliver to Lender on or before March 31 of each year, beginning on March 31, 2006, a legal opinion from external counsel to TFC (which counsel shall be satisfactory to Lender) in form and substance satisfactory to Lender and its counsel, relating to the perfection and first priority of Lender's interest in the Collateral.

      (q) Registration of and Payments on Pledged ABS. Borrower shall cause all Pledged ABS to be registered in the name of Lender. Borrower shall cause trustee or other paying agent on any Pledged ABS, any Supplemental Collateral and any Additional Collateral to make all payments in connection with such Pledged ABS, Supplemental Collateral and Additional

Collateral to the Collection Account for the benefit of Lender pursuant to
Section 2(e) of this Agreement and not make any change to any such instructions without the prior written consent of Lender.

      (r) Parity with Other Residual Financing Facility. With respect to each and every Loan hereunder and each and any Pledged ABS pledged to Lender hereunder in connection with the Loans, Borrower shall, no later than the Borrowing Date of such Loan and the delivery to Lender of any such Pledged ABS, borrow from the Other Residual Financing Facility an amount equal to the amount of such Loan under this Agreement and shall pledge to the Other Residual Financing Facility Lender, in connection with such Other Residual Financing Facility Loan, as Other Residual Financing Facility Pledged ABS, certificates evidencing an equal amount or percentage interest of each class of securities constituting any such Pledged ABS pledged in connection with such Loan hereunder, except that the requirement that the amount of the Loans hereunder and the amount borrowed under the Other Residual Financing Facility shall not be applicable if (but only to the extent that):

            (i) the Other Residual Financing Facility has terminated and amounts are not available to be borrowed thereunder;

            (ii) the amount of Demand Notes issued by Lender (or an Affiliate thereof) is different than the amount of demand notes issued by the Other Warehouse Facility Lender (or an Affiliate thereof); or

            (iii) the Other Warehouse Facility Lender ascribes to the Pledged ABS a different market value than the Market Value determined by Lender.

      (s) Monthly Servicer's Certificates on Pledged ABS. Borrower shall deliver, or cause TFC to deliver, to Lender, no later than 4:00 p.m., New York City time, on the third (3rd) Business Day preceding each Payment Date hereunder, in computer-readable format reasonably acceptable to each such Person, the monthly servicer's certificates (the "Pledged ABS Servicer's Certificates") for each Pledged ABS prepared by TFC in respect of the monthly distribution date for each such Pledged ABS that corresponds to the Payment Date for such month.

      (t) Monthly Remittance Certificates. Borrower shall deliver, or cause TFC to deliver, to Lender and the Collection Account Bank, no later than 4:00 p.m., New York City time, on the second (2nd) Business Day preceding each Payment Date hereunder, in computer-readable format reasonably acceptable to each such Person, a Remittance Certificate (a "Remittance Certificate") executed by a Responsible Officer or agent of Borrower or TFC containing, among other things (without duplication), (i) all information, including information set forth in the applicable Pledged ABS Servicer's Certificates, necessary to enable the Collection Account Bank to make the withdrawals and allocations required to be made on the next Payment Date pursuant to Section 13(b) or Section 13(c), as applicable, (ii) a listing of all Collateral which has been pledged to Lender since the preceding Remittance Certificate, (iii) a listing of all Collateral which has been redeemed or paid-in-full, or which has been liquidated or has received its final payment or distribution since the preceding Remittance Certificate and (iv) the Borrowing Base as of the date of such Remittance Certificate. In addition to the information set forth in the preceding sentence, each Remittance Certificate shall also contain the following information: (a) whether an Event of Default has occurred; and (b) such other information reasonably requested by Lender. Borrower shall deliver, or cause TFC to deliver, to Lender and the Collection Account Bank a hard copy of any such Remittance Certificate upon request of such Person.

      Section 10. Negative Covenants.

      Until the Obligations are paid and satisfied in full and this Agreement has been terminated Borrower covenants to Lender:

      (a) Adverse Transactions. Borrower shall not enter into any transaction which adversely affects the Collateral or Lender's rights under this Agreement or any other Loan Document to which it is a party.

      (b) Guarantees. Borrower shall not Guarantee or otherwise in any way become liable with respect to the obligations or liabilities of any other Person, except (a) for the obligations of Borrower to Lender, the Other Residual Financing Facility Lender and the Other Warehouse Facility Lender and (b) by customary endorsement of instruments or items of payment for deposit to the general account of Borrower or for delivery to Lender.

      (c) Dividends. Borrower shall not declare or pay any dividends except to the extent of funds legally available therefor from payments received by Borrower pursuant to clause eleventh of Section 12(e), clause seventh of Section 13(b) and clause seventh of Section 13(c). Notwithstanding the foregoing, Borrower shall not declare or pay any dividends on any date as of which any of a Default, a Warehouse Lending Agreement Deficiency or an Other Lender Deficiency shall have occurred and be continuing.

      (d) Investments. Borrower shall not make any investment in any Person through the direct or indirect holding of securities or otherwise, other than in the ordinary course of business or in connection with the future securitization of automobile retail installment sale contracts.

      (e) Limitations on Loans; Other Advances by Borrower. Borrower shall not make any unsecured loans or other advances of money to officers, directors, employees, stockholders, or Affiliates in excess of $50,000 in the aggregate. Other than the indebtedness under this Agreement and the Note, Borrower shall not incur any long term or working capital debt if such action would constitute a breach of a covenant contained herein.

      (f) Further Covenants. Prior to the termination of this Agreement and each other Loan Document and the indefeasible payment of all Obligations hereunder and thereunder, without prior written consent of Lender, which consent shall not be unreasonably delayed or withheld, Borrower will not: (i) assign, sell, transfer, pledge or grant any security interest in or Lien on any of the Collateral to anyone except Lender and except for the second priority security interest in favor of the Other Residual Financing Facility Lender under the Other Residual Financing Facility (provided that the Other Residual Financing Facility Lender acknowledges Lender's first priority and senior security interest in the Collateral and such second priority security interest of the Other Financing Lender remains subject to the Intercreditor Agreement), permit any financing statement (except any financing statements in favor of Lender and financing statements filed thereafter that are in favor of the Other Residual Financing Facility

Lender evidencing its second priority security interest in the Collateral) or assignment (except for any assignments in favor of Lender) to be on file in any public office with respect thereto, (ii) permit or suffer to exist any security interest, lien, charge, encumbrance or right of others to attach to any of the Collateral, except as contemplated by this Agreement, (iii) assign, sell, transfer, pledge or grant any security interest in or Lien on any of the Other Residual Financing Facility Collateral to anyone except for the first priority security interest therein in favor of the Other Residual Financing Facility Lender and except for the second priority security interest therein in favor of Lender hereunder, permit any financing statement (except any financing statements in favor of the Other Residual Financing Facility Lender and financing statements filed thereafter that are in favor of Lender evidencing its second priority security interest in the Other Residual Financing Facility Collateral) to be on file in any public office with respect thereto, (ii) permit or suffer to exist any security interest, lien, charge, encumbrance or right of others to attach to any of the Other Residual Financing Facility Collateral, except as contemplated by this Agreement, or (iii) consent to any amendment or supplement to any ABS Issuance Agreement that would have a Material Adverse Effect on the Lender, the Collateral or the Market Value of any Pledged ABS.

      (g) Changes in Capital Structure or Business Objectives. Borrower shall not do any of the following if it will adversely affect the payment or performance of, or its ability to pay and/or perform, its obligations to Lender with respect to this Agreement or any other Loan Document to which it is a party, or the Note: (i) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of its stock, except in connection with employment or similar agreements with officers and directors of it consistent with past practice, or
(ii) make any change in its capital structure, or (iii) make any material change in any of its business objectives, purposes or operations which could reasonably be expected to adversely affect the payment or performance of, or its ability to pay and/or perform, its obligations to Lender with respect to this Agreement or any other Loan Document to which it is a party, or the Note.

      (h) Limitation on Modifications. Borrower shall not amend, supplement or otherwise modify any document related to the Other Residual Financing Facility without prior written notice to Lender. In the event of any such amendment, supplement or other modification to the Other Residual Financing Facility, Lender may, in its sole discretion, either require or reject a parallel amendment, supplement or other modification to the applicable Lender Loan Document.

      (i) Asset Sales. Prior to the termination of this Agreement and each other Loan Document and the payment of all amounts payable pursuant hereto and thereto, Borrower will not sell all or any material portion of its assets without the prior written consent of Lender; provided that in the event that Borrower shall intend to sell any Pledged ABS to any third party, Borrower shall inform Lender of such prospective sale and Lender shall be permitted to bid on such Pledged ABS in the same bidding process as that in which any third party is permitted to bid on such Pledged ABS.

      (j) No Disparity with Other Residual Financing Facility. In no event shall Borrower receive a Loan under this Agreement and pledge any Pledged ABS to Lender in connection therewith, unless Borrower simultaneously borrows from the Other Residual Financing Facility and pledges Other Residual Financing Facility Pledged ABS to the Other Residual Financing Facility Lender in accordance with
Section 9(r) (subject to the exceptions specified in such

Section 9(r)). Without limitation of the foregoing, in no event shall any item of Pledged ABS pledged to Lender hereunder constitute a percentage interest in any class of residual securities or principal amount of any class of Subordinated Notes that is greater than a 50% percentage interest in such class of residual securities or one-half of the principal amount of any class of Subordinated Notes, without the prior written consent of Lender in each case.

      (k) No Indebtedness. Borrower will not at any time incur any Indebtedness, other than Indebtedness incurred under (or contemplated by) the terms of this Agreement and the Other Residual Financing Agreement.

      (l) No Other Business. Borrower will not at any time engage in any business activities other than (i) the financing of Pledged ABS by the pledging of such Pledged ABS to Lender in connection with Loans hereunder, (ii) the financing of Other Residual Financing Facility Pledged ABS by the pledging of such Other Residual Financing Facility Pledged ABS to the Other Residual Financing Facility Lender in connection with Other Residual Financing Facility Loans thereunder, and (iii) other activities relating to the foregoing to the extent permitted by the organizational documents of Borrower as in effect on the date hereof, or as amended with the prior written consent of Lender. Without limitation of the foregoing, Borrower will not at any time be a borrower under any loan or financing agreement, facility or other arrangement other than the facility established pursuant to this Agreement and the Other Residual Financing Facility.

      (m) ERISA. Neither Borrower nor any Commonly Controlled Entity shall adopt, establish, maintain or otherwise become obligated to contribute to any Plan that is subject to Title IV of ERISA or any Multiemployer Plan.

      Section 11. Events of Default.

      Each of the following, so long as it shall not have been remedied, shall constitute an "Event of Default" hereunder:

            (i) (i) Any payment by or on behalf of Borrower shall fail to be made to Lender when due of principal or interest on the Loans or (ii) any payment by or on behalf of Borrower of any other Obligation shall fail to be made on its due date;

            (ii) Borrower, TFC, Warehouse Seller or Warehouse Borrower shall fail to perform or observe in any material respect any term, covenant or agreement under this Agreement (other than any term, covenant or agreement referred to in another subsection of this Section 11), the Note or any other Lender Loan Document to which it is a party, which failure is (i) curable by payment of money and continues unremedied for a period of three
      (3) Business Days, (ii) curable by means other than payment of money and continues unremedied for a period of fifteen (15) Business Days; or (iii) is not curable;

            (iii) Any representation or warranty made or deemed to be made by Borrower, TFC, Warehouse Seller or Warehouse Borrower, or any of their respective officers, under or in connection with this Agreement or any other Lender Loan Document, any remittance report or other information or report delivered pursuant hereto or any other Lender Loan Document shall prove to have been false or incorrect in any material respect when made which failure is (i) curable by payment of money and continues unremedied for a period of three (3) Business Days, (ii) curable by means other than payment of money and continues unremedied for a period of fifteen (15) Business Days; or (iii) is not curable;

            (iv) Borrower, TFC, Warehouse Seller, Warehouse Borrower or any Affiliate of TFC shall fail to pay any money due under any other agreement, note, indenture or instrument evidencing, securing, Guaranteeing or otherwise relating to Indebtedness of Borrower, TFC, Warehouse Seller, Warehouse Borrower or such Affiliate of TFC (including, without limitation, Indebtedness relating to any Warehouse Document, Indebtedness relating to any Securitization and Indebtedness to the Other Residual Financing Facility Lender), which failure to pay constitutes an event of default under any such agreement, note, indenture or instrument or constitutes a default thereunder and such default shall continue unremedied for three (3) Business Days; or Borrower, TFC, Warehouse Seller, Warehouse Borrower or any Affiliate of TFC shall otherwise fail to perform or observe any term, covenant, agreement or representation and warranty under any such other agreement, note, indenture or instrument, which failure constitutes an event of default under any such agreement, note, indenture or instrument or constitutes a default thereunder and such default shall result in the acceleration of such Indebtedness; or any other event under any such agreement or instrument shall occur or condition shall exist if the effect of such event or condition is to accelerate the maturity of such Indebtedness; provided that, if such Indebtedness is solely Indebtedness of TFC (and not in whole or in part Indebtedness of Borrower, Warehouse Seller, Warehouse Borrower or any other Affiliate of TFC), such Indebtedness must be in an aggregate amount of at least $500,000 in order for an event described in this clause (iv) to constitute an Event of Default;

            (v) The Collateral or any other material assets of Borrower, TFC, Warehouse Seller or Warehouse Borrower are attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of Borrower, TFC, Warehouse Seller or Warehouse Borrower and the same is not dissolved or dismissed within thirty (30) days thereafter; an application is made by any Person other than Borrower, TFC, Warehouse Seller or Warehouse Borrower for the appointment of a receiver, trustee, or custodian for the Collateral or a material portion of the assets of Borrower, TFC, Warehouse Seller or Warehouse Borrower and the same is not dismissed within thirty (30) days after the application thereof, or Borrower, TFC, Warehouse Seller or Warehouse Borrower shall have concealed, removed or permitted to be concealed or removed any portion of its property with intent to hinder, delay or defraud its creditors or made or suffered a transfer of any of its property which is fraudulent under any bankruptcy, fraudulent conveyance or other similar law;

            (vi) An application is made by Borrower, TFC, Warehouse Seller or Warehouse Borrower for the appointment of a receiver, trustee or custodian for the Collateral or any other material assets of Borrower, TFC, Warehouse Seller or Warehouse Borrower; a petition under any section or chapter of the Bankruptcy Code or federal or state law or regulation shall be filed by Borrower, TFC, Warehouse Seller or

      Warehouse Borrower; Borrower, TFC, Warehouse Seller or Warehouse Borrower shall make an assignment for the benefit of its creditors; any case or proceeding shall be filed by Borrower, TFC, Warehouse Seller or Warehouse Borrower for its dissolution, liquidation, or termination; or Borrower, TFC, Warehouse Seller or Warehouse Borrower ceases to conduct its business;

            (vii) Borrower, TFC, Warehouse Seller or Warehouse Borrower is enjoined, restrained or prevented by court order from conducting all or any material part of its business affairs, or a petition under any section or chapter of the Bankruptcy Code or any similar federal or state law or regulation is filed against Borrower, TFC, Warehouse Seller or Warehouse Borrower, or any case or proceeding is filed against Borrower, TFC, Warehouse Seller or Warehouse Borrower, for its dissolution or liquidation, and such injunction, restraint, petition, case or proceeding is not dismissed within sixty (60) days after the entry of filing thereof;

            (viii) Borrower, TFC, Warehouse Seller or Warehouse Borrower admits in writing to its inability to pay its debts as they mature;

            (ix) Lender shall for any reason cease to have a first priority perfected security interest in the Collateral free and clear of all Liens (other than a Lien under any Loan Document);

            (x) Lender shall for any reason cease to have a second priority perfected security interest in the Other Residual Financing Facility Collateral free and clear of all Liens other than the first priority security interest in favor of the Other Residual Financing Facility Lender under the Other Residual Financing Facility;

            (xi) Any breach by Borrower of a covenant set forth in Section 9(r) or Section 10(j) shall have occurred and remain uncured for at least thirty (30) consecutive days;

            (xii) Lender, in its reasonable, good faith judgment, has cause to believe that (A) there has been a Material Adverse Effect or (B) Borrower, TFC, Warehouse Seller or Warehouse Borrower shall have suffered any Material Adverse Change;

            (xiii) (a) TFC shall have at any time been terminated or resign, as a servicer under any Securitization or the Servicing Agreement; or (b) there shall be a default or termination event (regardless of whether such default or termination event has been waived) on the part of TFC as servicer under any Securitization or the Servicing Agreement;

            (xiv) [Reserved];

            (xv) As of any date of determination the Total Outstandings exceeds the Borrowing Base, and cash or Supplemental Collateral is not delivered to Lender as required by Section 5, and such failure continues for three Business Days after notice thereof to Borrower by Lender;

            (xvi) Borrower becomes an "investment company" or company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended.

            (xvii) Any Change of Control shall occur with respect to Borrower, TFC, Warehouse Seller or Warehouse Borrower, unless Lender shall have expressly consented to such Change of Control in writing or unless the Obligations shall have been indefeasibly repaid in full and the facility terminated;

            (xviii) A final, nonappealable judgment by any competent court in the United States of America for the payment of money in an amount in excess of $1,000,000 shall be rendered against Borrower, TFC, Warehouse Seller or the Warehouse Borrower, and the same remains undischarged and unstayed for a period of thirty (30) days after the entry thereof;

            (xix) Borrower, TFC, Warehouse Seller or the Warehouse Borrower shall pay an amount in excess of $1,000,000 in connection with the settlement of any action filed in any competent court in the United States of America, in which action such Person is a named defendant, if such action contains undismissed allegations of (A) fraud, wrongful conduct in connection with such Person's lending, servicing or origination practices, as applicable, or (B) other wrongdoing that could have a Material Adverse Effect;

            (xx) Any Loan Document shall be terminated or cease to be in full force and effect, or the enforceability thereof shall be (A) reasonably contested by Lender, (B) contested by any other party thereto, or (C) contested by an indenture trustee on behalf of Unsecured TFC Noteholders;

            (xxi) TFC shall fail to pay to Lender, within 30 days following the presentment of invoices, any and all fees, costs or expenses which Lender pays to a bank or other similar institution arising out of or in connection with the return of payments from Borrower deposited for collection by Lender; or

            (xxii) TFC shall grant or otherwise create any Lien on the membership interests (or any other equity interest) in Borrower.

      Section 12. Remedies.

      (a) Remedies for Default.

            (i) Upon the occurrence of any Event of Default, Lender may, by notice to Borrower (which notice shall be deemed given automatically upon occurrence of an Event of Default referred to in paragraph (v), (vi),
      (vii) or (viii) of Section 11), terminate its commitment to make any Loans hereunder, and declare immediately due and payable all principal, interest and other Obligations payable hereunder and under the Note by Borrower then due and payable that would otherwise be due after the date specified in the notice (or the date such notice is deemed given), whereupon all those amounts shall become immediately due and payable, all without further diligence, presentment, demand of payment, protest or notice of any kind, all of which are expressly waived by Borrower.

            (ii) Without limitation to any of the provisions or remedies set forth in Section 12(a)(i), if any Event of Default shall have occurred and be continuing, Borrower may, with the prior written consent of Lender in Lender's sole discretion, (A) make a principal payment on the Loans in such amount as Lender shall specify or (B) pledge Additional Collateral having such value, as determined by Lender in its sole discretion, as Lender shall specify. If Lender so consents to Borrower's taking such action as is described in this Section 12(a)(ii) upon an Event of Default, Borrower shall remain liable for any remaining deficiency between the amount of the Obligations and the amount of the principal payment or pledge of Additional Collateral made pursuant hereto, and under no circumstances shall Lender's consent to such action be construed as a waiver of such deficiency or a modification of the Obligations.

            (iii) In the event that Borrower shall hereinafter pledge any Additional Collateral to Lender as specified in Section 12(a)(ii), Borrower shall, concurrently with such pledge, deliver to Lender an opinion of counsel in form and substance reasonably satisfactory to Lender regarding first priority, perfection and the absence of Liens in respect of such Additional Collateral.

      (b) Action Regarding Collateral. If an Event of Default shall occur and be continuing, Lender, without demand of performance or other demand or notice of any kind to Borrower or any other person, all of which are hereby expressly waived, may forthwith apply the cash, if any, then held by it as part of the Collateral relating to any Loan to the payment of any of the Obligations. If there shall be no such cash or the cash so applied shall not be sufficient to pay in full all Obligations, Lender may thereafter collect, receive, appropriate, retain and realize upon the Collateral, or any part thereof, and may forthwith sell, assign, give an option or options to purchase, contract to sell, or otherwise dispose of and deliver the Collateral, or any part thereof, in one or more parcels at such public or private sale or sales, at such place or places, to such potential buyers at such price or prices and upon such other terms and conditions as Lender may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right of Lender upon any such sale or sales to purchase all or any part of the Collateral so sold. In connection with any sale of the Collateral, Borrower will cooperate with Lender to provide potential buyers of the Collateral with the necessary information that they need to make a decision to purchase the Collateral, including without limitation (A) providing potential buyers with information about the Pledged ABS or any other similar asset backed securities issued in connection with a securitization involving Borrower, TFC or an Affiliate thereof (the "Other ABS") and any Demand Notes, (B) providing potential buyers with records relating to the Pledged ABS, the Other ABS and the assets securing such Pledged ABS and Other ABS and relating to any Demand Note, and (C) providing potential buyers with access to personnel responsible for originating and servicing the assets securing the Pledged ABS and the Other ABS. Upon any sale, transfer or other disposition of the Collateral pursuant hereto Lender shall have the right to deliver, assign and transfer to the transferee thereof the Collateral so sold. Each transferee upon any such transfer or other disposition shall hold the property thereby acquired by it absolutely free from any claim or right of any kind, including without limitation any equity or rights of redemption, of Borrower, who hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute whether now existing or hereafter adopted (in the latter case, to the extent permitted thereby). Borrower agrees that Lender need give only such notice of the time and place of any public or private sale (including without limitation any adjourned private sale) or other intended disposition as may be required by market conditions and standards of commercial reasonableness and that Lender need not in any event give more than five (5) Business Days' notice that such sale or disposition is to take place. Borrower agrees that the notice provided for in the preceding sentence is reasonable notification of such matters.

      Lender shall not be obligated to make any sale pursuant to any such notice. Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Lender until the selling price is paid by the purchaser thereof, but Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. Lender, however, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Lien and security interest created hereby and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

      If an Event of Default shall occur and be continuing Lender shall have the rights of a secured party under the UCC and other applicable law in respect of the Other Residual Financing Facility Collateral, subject to, solely in relation to the rights of the Other Residual Financing Lender with respect thereto, the terms of the Intercreditor Agreement.

      (c) Deficiency. Borrower shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral are insufficient to pay in full all Obligations, including, without limitation, the reasonable fees and disbursements of any attorneys employed by Lender to collect such deficiency.

      (d) Private Sale. Lender shall incur no liability as a result of the sale of the Collateral or any part thereof, at any private sale. Borrower hereby waives any claims against Lender or any holder or holders of the Note arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, so long as such private sale was conducted in a commercially reasonable manner.

      (e) Application of Proceeds. Notwithstanding Section 13(b) and Section 13(c), the Proceeds of any sale or other realization of all or any part of the Collateral, and any other cash at the time held in the Collection Account for the benefit of Lender under this Agreement (including, but not limited to, any amounts held by Lender pursuant to Section 12(h)) and any payments and distributions, whether in cash or in kind, made with respect to the Collateral pursuant to Section 3(a), shall be applied by Lender (or by the Collection Account Bank upon the instruction of Lender) in the following order of priority:

            First, to the payment of the costs and expenses of such sale and all expenses, liabilities and advances made or incurred by Lender in connection therewith and in connection with any Default or Event of Default hereunder.

            Second, to Lender, any fees or reimbursements due and payable to Lender under this Agreement, including without limitation any unpaid Commitment Fees.

            Third, to the payment of all accrued and unpaid interest under the Note due or past due.

            Fourth, to the payment of unpaid principal upon the Note due or past due.

            Fifth, to the payment of all other unpaid amounts owing under this Agreement.

            Sixth, to the payment of all other Obligations (other than the Warehouse Facility Obligations) owing to Lender.

            Seventh, to the payment to Lender for amounts due and unpaid pursuant to the Warehouse Lending Agreement and all other Warehouse Facility Obligations.

            Eighth, to the Other Residual Financing Facility Lender, for amounts due and unpaid pursuant to the Other Residual Financing Facility, if an event of default shall have occurred and be continuing under the Other Residual Financing Facility.

            Ninth, to the Other Residual Financing Facility Lender, for amounts due and unpaid pursuant to the Other Warehouse Facility, if an event of default shall have occurred and be continuing under the Other Warehouse Facility.

            Tenth, to the Collection Account Bank, (A) any fees and expenses due and payable to the Collection Account Bank (to the extent that such fees and/or expenses shall not have been paid directly by TFC as required under Section 16(c)) and (B) any Collection Account Bank Indemnified Expenses due and payable pursuant to Section 16(d) (to the extent that such Collection Account Bank Indemnified Expenses shall not have been paid directly by TFC as required under Section 16(d)).

            Eleventh, to the payment to Borrower, or to such other person as a court of competent jurisdiction may direct, of any surplus then remaining from such Proceeds and other cash.

      (f) Default Rate of Interest. If Borrower shall default in the payment of the principal of or interest on the Loans or any other Obligation, Borrower shall on demand pay interest on such overdue principal or other amount and, to the extent permitted by applicable law, on such overdue interest and any other overdue amount, for each day at a rate per annum equal to three hundred (300) basis points in excess of the interest rate for such Loans or other Obligations that would otherwise be applicable hereunder. In each case, such interest shall be calculated on the basis of the actual number of days elapsed in a year of 360 days and shall accrue from the date such payment was due until such amount is paid in full.

      (g) Power of Attorney. Notwithstanding the delivery of the Power of Attorney, Lender agrees that it shall only use such Power of Attorney for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which Lender may deem necessary or advisable to accomplish the purposes hereof, including without limitation the right and power to receive, endorse, without recourse, and collect all checks made payable to the order of Borrower representing any distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

      (h) Payments on Collateral to Borrower. Neither Borrower nor any other Person shall be entitled to receive any payment pursuant to clause eleventh of
Section 12(e) until all Obligations hereunder shall have been paid in full.

      Section 13. Maturity Date; Application of Remittances on Collateral; Payment Dates; Repayment of Principal.

      (a) Payment on Maturity Date. Borrower and Lender hereby agree that the Obligations of Borrower under the Loans are payable on the Maturity Date for such Loans unless earlier payment thereof is required pursuant to the terms of this Agreement. Borrower and Lender hereby agree that the Obligations of Borrower under the Note and all other Obligations of Borrower hereunder are payable on the Maturity Date for the Loans (to the extent not otherwise paid) unless earlier payment thereof is required pursuant to the terms of this Agreement.

      (b) Application of Remittances Prior to Commitment Termination Date. Subject to Section 12(e) after an Event of Default and to the last paragraph of this Section 13(b), on each Payment Date on or prior to the Commitment Termination Date, the Collection Account Bank shall withdraw from the Collection Account all remittances on the Collateral that are received in the Collection Account on such Payment Date, together with all other amounts then on deposit in the Collection Account, and shall apply such withdrawn amounts (based solely on the information contained in the Remittance Report delivered with respect to such Payment Date pursuant to Section 9(t) hereof) in the following order of priority:

            First, to Lender, any fees or reimbursements due and payable to Lender under this Agreement, including without limitation any unpaid Commitment Fees.

            Second, to Lender, all accrued and unpaid interest then due and payable on the Loans.

            Third, to Lender, to the payment of the unpaid principal portion of the Loans, but only to the extent that the Total Outstandings exceed the Borrowing Base.

            Fourth, if a Warehouse Lending Agreement Deficiency shall have occurred and be continuing, to Lender for amounts due and unpaid pursuant to the Warehouse Lending Agreement.

            Fifth, if an Other Residual Financing Facility Deficiency shall have occurred and be continuing, to the Other Residual Financing Facility Lender for amounts due and unpaid pursuant to the Other Residual Financing Agreement.

            Sixth, if an Other Warehouse Lending Agreement Deficiency shall have occurred and be continuing, to the Other Residual Financing Facility Lender for amounts due and unpaid pursuant to the Other Warehouse Lending Agreement.

            Seventh, to the Collection Account Bank, (A) the fees and expenses due and payable to the Collection Account Bank on such Payment Date (to the extent that such fees and/or expenses shall not have been paid directly by TFC as required under Section 16(c)) and (B) any Collection Account Bank Indemnified Expenses due and payable pursuant to Section 16(d) as of such Payment Date (to the extent that such Collection Account Bank Indemnified Expenses shall not have been paid directly by Originator as required under Section 16(d)).

            Eighth, to Borrower, or to such other person as a court of competent jurisdiction may direct.

      Lender may independently verify the information contained in the Remittance Certificate delivered with respect to any Payment Date. If Lender reasonably determines that there are errors or inaccuracies with respect to the information in any such Remittance Certificate on the basis of which the Collection Account Bank would otherwise apply amounts withdrawn from the Collection Account on such Payment Date pursuant to this Section 13(b) or
Section 13(c) hereof, Lender shall inform Borrower and the Collection Account Bank of such determination in writing no later than 1:00 p.m., New York City time, on the Business Day immediately preceding such Payment Date. In such case, Lender shall instruct the Collection Account Bank in writing no later than 1:00 p.m., New York City time, on such Payment Date to withdraw all amounts on deposit in the Collection Account on such Payment Date, including all remittances on the Collateral that are received in the Collection Account on such Payment Date and to apply such withdrawn amounts in the order of priority set forth in this Section 13(b) or Section 13(c), as the case may be, based solely on information provided by Lender to the Collection Account Bank. If Borrower fails to deliver, or cause TFC to deliver, a completed Remittance Certificate to Lender and the Collection Account Bank on the third Business Day prior to any Payment Date, then, no later than 1:00 p.m., New York City time, on such Payment Date, Lender shall instruct the Collection Account Bank in writing to withdraw all amounts on deposit in the Collection Account, including all remittances on the Collateral that are received in the Collection Account on such Payment Date, and to apply such withdrawn amounts in the order of priority set forth in this Section 13(b) or Section 13(c), as the case may be, based solely on information provided by Lender to the Collection Account Bank.

      (c) Application of Remittances Following Commitment Termination Date. Subject to Section 12(e) after an Event of Default and to the last paragraph of
Section 13(b), on each Payment Date after the Commitment Termination Date, the Collection Account Bank shall withdraw from the Collection Account all remittances on the Collateral that are received in the Collection Account on such Payment Date, together with all other amounts then on deposit in the Collection Account, and shall apply such withdrawn amounts (based solely on the information contained in the Remittance Report delivered with respect to such Payment Date pursuant to Section 9(t) hereof) in the following order of priority:

            First, to Lender, any fees or reimbursements due and payable to Lender under this Agreement, including without limitation any unpaid Commitment Fees.

            Second, to Lender, all accrued and unpaid interest then due and payable on the Loans.

            Third, to Lender, to the payment of the unpaid principal portion of the Loans.

            Fourth, if a Warehouse Lending Agreement Deficiency shall have occurred and be continuing, to Lender for amounts due and unpaid pursuant to the Warehouse Lending Agreement.

            Fifth, if an Other Residual Financing Facility Deficiency shall have occurred and be continuing, to the Other Residual Financing Facility Lender for amounts due and unpaid pursuant to the Other Residual Financing Agreement.

            Sixth, if an Other Warehouse Lending Agreement Deficiency shall have occurred and be continuing, to the Other Residual Financing Facility Lender for amounts due and unpaid pursuant to the Other Warehouse Facility.

            Seventh, to the Collection Account Bank, (A) the fees and expenses due and payable to the Collection Account Bank on such Payment Date (to the extent that such fees and/or expenses shall not have been paid directly by TFC as required under Section 16(c)) and (B) any Collection Account Bank Indemnified Expenses due and payable pursuant to Section 16(d) as of such Payment Date (to the extent that such Collection Account Bank Indemnified Expenses shall not have been paid directly by Originator as required under Section 16(d)).

            Eighth, to Borrower, or to such other person as a court of competent jurisdiction may direct.

      (d) Obligations Unconditional. Borrower hereby acknowledges and agrees its obligations to pay (x) accrued interest in respect of each Loan on the related Payment Date, (y) the unpaid principal amount of each Loan on the Maturity Date (or in the case of both clauses (x) and (y) such earlier times as may be required pursuant to the terms of this Agreement) and (z) the payment of all fees (including without limitation any Commitment Fees), reimbursements and other amounts under from time to time payable under this Agreement or the other Lender Loan Documents are in each case unconditional, and if any such amounts are not paid when due and payable pursuant to the provisions of Section 13(b) above such amounts shall be promptly paid by Borrower to Lender as otherwise provided in this Agreement.

      (e) Payment of Principal. In addition to the obligation of Borrower to repay the Loans on the Maturity Date for such Loans or otherwise pursuant to the terms of this Agreement, the principal portion of the Loans may be repaid in whole or in part at the discretion of Borrower on any Payment Date for such Loans by Borrower pursuant to the terms of this Agreement and the related Confirmation Statement; provided that (i) Borrower shall have provided Lender with not less than two (2) Business Days' prior written notice of Borrower's intention to effect such repayment and the amount thereof, (ii) all payments of interest then due and owing on the Loans are paid in full and (iii) no Event of Default has occurred and is continuing with respect to any of Borrower's Obligations hereunder or under the Note.

      (f) Event of Default. Nothing in this Section 13 shall be deemed to limit the right of Lender to require, so long as an Event of Default shall have occurred and be continuing, the accelerated and immediate payment by Borrower of all Obligations arising hereunder and under the Note.

      (g) Payments on Pledged ABS. Borrower acknowledges and agrees that all payments on the Pledged ABS will be made to the Collection Account, for the benefit of Lender. Lender shall, within one Business Day, remit to Borrower the excess, if any, of any such amounts received by Lender over the amount of any Obligations then accrued and payable to Lender pursuant to Section 13(b) or
Section 13(c), as applicable, provided, however, that if a Default or Event of Default shall have occurred and be continuing, Lender shall be entitled to retain all such payments for application to amounts due or to become due hereunder until all Obligations have been paid in full.

      Section 14. Payment of Liabilities.

      (a) Borrower and Lender agree that any tax or other liability (excluding any tax liability arising from the receipt by Lender of interest income on any Loan under this Agreement) incurred by the beneficial owner or the registered holder of any Collateral or Other Residual Financing Facility Collateral pledged under the this Agreement shall be borne by Borrower.

      (b) So long as any Obligations are outstanding hereunder, Borrower agrees to indemnify Lender and each of its directors, officers, employees and agents and hold each of them harmless from and against, any and all liabilities, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements, including without limitation the fees and disbursement of counsel to Lender and such other parties, incurred by any of them in connection with, arising out of or in any way relating to (i) any investigation, claim, litigation or other proceeding, pending or threatened with respect to the Collateral, the Other Residual Financing Facility Collateral or any Loan Document (whether or not any of them is designated a party thereto), (ii) this Agreement or any other Loan Document and any of the transactions contemplated herein or therein, (iii) any use of the proceeds of any Loan by Borrower or (iv) any liability for the payment of expenses of the trust funds established under the applicable ABS Issuance Agreements. Notwithstanding anything to the contrary contained herein, such right of indemnity shall not be available to the extent that such liabilities, costs and expenses arose out of or resulted from the gross negligence, willful misconduct, or bad faith of the Lender or any of its agents, officers, directors, employees or representatives.

      Section 15. Surety Waivers by Borrower Relating to Warehouse Facility Obligations.

      (a) Borrower acknowledges that its pledge of Collateral and Other Residual Financing Facility Collateral under this Agreement secures the Warehouse Facility Obligations of the Warehouse Borrower. Borrower agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Warehouse Facility Obligations. In furtherance of the foregoing and without limiting the generality thereof, Borrower agrees as follows: (i) Lender may from time to time, without notice or demand and without affecting the validity or enforceability of this Agreement or giving rise to any limitation, impairment or discharge of Borrower's liability hereunder, (A) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Warehouse Facility Obligations, (B) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Warehouse Facility Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (C) request and accept guaranties of the Warehouse Facility Obligations and take and hold other security for the payment of the Warehouse Facility Obligations, (D) release, exchange, compromise, subordinate or modify, with or without consideration, any other security for payment of the Warehouse Facility Obligations, any guaranties of the Warehouse Facility Obligations, or any other obligation of any person with respect to the Warehouse Facility Obligations, (E) enforce and apply any other security now or hereafter held by or for the benefit of Lender in respect of the Warehouse Facility Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that Lender may have against any such security, as Lender in its discretion may determine consistent with any Loan Documents, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and (F) exercise any other rights available to Lender under the Loan Documents and the agreements related to the Loan Documents, at law or in equity; and (ii) this Agreement and the obligations of Borrower hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than payment in full of the Warehouse Facility Obligations), including without limitation the occurrence of any of the following, whether or not such Subsidiary shall have had notice or knowledge of any of them: (A) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Warehouse Facility Obligations or any agreement relating thereto, or with respect to any guaranty of or other security for the payment of the Warehouse Facility Obligations, (B) any waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including without limitation provisions relating to events of default) of the Warehouse Documents or any agreement or instrument executed pursuant thereto, or of any guaranty or other security for the Warehouse Facility Obligations, (C) the Warehouse Facility Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect, (D) the application of payments received from any source to the payment of indebtedness other than the Warehouse Facility Obligations, even though Lender might have elected to apply such payment to any part or all of the Warehouse Facility Obligations, (E) any failure to perfect or continue perfection of a security interest in any the Warehouse Facility Collateral or other collateral which secures any of the Warehouse Facility Obligations, (F) any defenses, set-offs or counterclaims which company may allege or assert against the Warehouse Borrower in respect of the Warehouse Facility Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, and (G) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of Borrower as an obligor in respect of the Warehouse Facility Obligations.

      (b) Borrower hereby waives, for the benefit of Lender: (i) any right to require Lender as a condition of payment or performance by Borrower, to (A) proceed against the Warehouse Borrower, any guarantor of the Warehouse Facility Obligations or any other person, (B) proceed against or exhaust any other security held from the Warehouse Borrower, any guarantor of the Warehouse Facility Obligations or any other person, (C) proceed against or have resort to any balance of any deposit account or credit on the books of Lender, any lender in favor of the Warehouse Borrower or any other person, or (D) pursue any other remedy in the power of Lender whatsoever; (ii) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of the Warehouse Borrower including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Warehouse Facility Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of company from any cause other than payment in full of the Warehouse Facility Obligations; (iii) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (iv) any defense based upon Lender's errors or omissions in the administration of the Warehouse Facility Obligations, except behavior which amounts to bad faith; (v) (A) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Agreement and any legal or equitable discharge of such Subsidiary's obligations hereunder,
(B) the benefit of any statute of limitations affecting such Subsidiary's liability hereunder or the enforcement hereof, (C) any rights to set-offs, recoupments and counterclaims, and (D) promptness, diligence and any requirement that Lender protect, secure, perfect or insure any other security interest or Lien or any property subject thereto; (vi) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, notices of default under any Warehouse Documents or any agreement or instrument related to the Warehouse Documents, notices of any renewal, extension or modification of the Warehouse Facility Obligations or any agreement related thereto, notices of any extension of credit to the Warehouse Borrower and notices of any of the matters referred to in the preceding paragraph and any right to consent to any thereof; and (vii) to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Agreement.

      (c) Until the Warehouse Facility Obligations shall have been paid in full and the commitments under the Loan Documents shall have terminated, Borrower shall withhold exercise of (i) any claim, right or remedy, direct or indirect, that Borrower now has or may hereafter have against the Warehouse Borrower or any of its assets in connection with this Agreement or the performance by the Warehouse Borrower of its Warehouse Facility Obligations under the Warehouse Documents or its obligations under any agreement or instrument related to the Warehouse Documents, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (A) any right of subrogation, reimbursement or indemnification that Subsidiary now has or may hereafter have against the Warehouse Borrower, (B) any right to enforce, or to participate in, any claim, right or remedy that Lender now have or may hereafter have against the Warehouse Borrower, and (C) any benefit of, and any right to participate in, any Warehouse Facility Collateral or other collateral or security now or hereafter held by Lender and (ii) any right of contribution such Subsidiary may have against any guarantor of the Warehouse Facility Obligations. Borrower further agrees that, to the extent the waiver of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Borrower may have against the Warehouse Borrower or against any Warehouse Facility Collateral or other collateral or security, and any rights of contribution Borrower may have against the Warehouse Borrower, shall be junior and subordinate to any rights Lender may have against the Warehouse Borrower, to all right, title and interest Lender may have in any such other collateral.

      (d) Lender shall have no obligation to disclose or discuss with Borrower their assessment of the financial condition of the Warehouse Borrower. Borrower has adequate means to obtain information from the Warehouse Borrower on a continuing basis concerning the financial condition of the Warehouse Borrower and its ability to perform its obligations under the Warehouse Documents, and Borrower assumes the responsibility for being and keeping informed of the financial condition of the Warehouse Borrower and of all circumstances bearing upon the risk of nonpayment of the Warehouse Facility Obligations. Borrower hereby waives and relinquishes any duty on the part of Lender to disclose any matter, fact or thing relating to the business, operations or condition of the Warehouse Borrower now known or hereafter known by Lender.

      Section 16. The Collection Account Bank.

      (a) Rights and Duties of Collection Account Bank.

            (i) The Collection Account Bank accepts the trusts under this Agreement in accordance with the provisions of this Agreement and agrees to perform its duties required under this Agreement in accordance with the terms of hereof to the end that the interests of Lender may be adequately and effectively protected.

            (ii) Notwithstanding the foregoing:

            First, the Collection Account Bank undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Collection Account Bank; and

            Second, in the absence of bad faith on its part, the Collection Account Bank may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon the face value of the certificates, reports, resolutions, documents, orders, opinions or other instruments furnished to the Collection Account Bank and conforming to the requirements of this Agreement; provided, however, that the Collection Account Bank shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument; provided further, however, that the Collection Account Bank shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Agreement. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Collection Account Bank shall notify Lender in the event that the Collection Account Bank, after so requesting, does not receive a satisfactorily corrected instrument.

            (iii) The Collection Account Bank may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

            First, this paragraph does not limit the effect of Section 16(a)(ii); and

            Second, the Collection Account Bank shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to the terms of this Agreement.

            (iv) No provision of this Agreement shall require the Collection Account Bank to advance, expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      (b) Individual Rights of Collection Account Bank. The Collection Account Bank in its individual or any other capacity may deal with Borrower and/or its Affiliates with the same rights it would have if it were not Collection Account Bank.

      (c) Collection Account Bank's Fees and Expenses. The Collection Account Bank shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between TFC and the Collection Account Bank (as outlined in the fee letter from the Collection Account Bank to TFC, dated April 29, 2005), and the Collection Account Bank shall be entitled to be reimbursed by TFC for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Collection Account Bank may employ in connection with the exercise and performance of its rights and its duties hereunder. If any fees and/or expenses due to the Collection Account Bank as of any Payment Date shall not have been paid by TFC, the Collection Account Bank shall be entitled to receive such outstanding fees and expenses from Borrower on such Payment Date, in the priority set forth in clause seventh of
Section 13(b) or Section 13(c) or clause tenth of Section 12(e), as applicable. Any amounts paid pursuant to the immediately preceding sentence shall be payable solely in the priority set forth in clause seventh of Section 13(b) or Section 13(c) or clause tenth of Section 12(e), as applicable, and shall be deemed not to be a part of the Collateral immediately after such payment.

      (d) Indemnity to Collection Account Bank. TFC shall be liable as primary obligor for, and shall indemnify the Collection Account Bank and its successors, assigns, agents and servants (collectively, the "Collection Account Bank Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Collection Account Bank Indemnified Expenses") which may at any time be imposed on, incurred by, or asserted against the Collection Account Bank or any Collection Account Bank Indemnified Party in any way relating to or arising out of this Agreement, except only that TFC shall not be liable for or required to indemnify a Collection Account Bank Indemnified Party from and against Collection Account Bank Indemnified Expenses arising or resulting from the Collection Account Bank's own willful misconduct, negligence or bad faith. The indemnities contained in this Section 16(d) shall survive the resignation or termination of the Collection Account Bank or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section 16(d), the Collection Account Bank Indemnified Party's choice of legal counsel shall be subject to the approval of TFC, which approval shall not be unreasonably withheld. If any Collection Account Bank Indemnified Expenses due to any Collection Account Bank Indemnified Party as of any Payment Date shall not have been paid by TFC, the Collection Account Bank, on behalf of such Collection Account Bank Indemnified Party, shall be entitled to receive such outstanding fees and expenses from Borrower on such Payment Date, in the priority set forth in clause seventh of Section 13(b) or Section 13(c) or clause tenth of Section 12(e), as applicable. Any amounts paid pursuant to the immediately preceding sentence shall be payable solely in the priority set forth in clause seventh of Section 13(b) or Section 13(c) or clause tenth of
Section 12(e), as applicable, and shall be deemed not to be a part of the Collateral immediately after such payment.

      Borrower, Lender, the Collection Account Bank and TFC acknowledge that TFC's agreement to perform its obligations pursuant to Section 16(c) and this
Section 16(d) is partial consideration to Lender for Lender's consent to the appointment of TFC as the initial Servicer under the Servicing Agreement.

      (e) Replacement of Collection Account Bank.

            (i) No resignation or removal of the Collection Account Bank and no appointment of a successor Collection Account Bank shall become effective until the acceptance of appointment by the successor Collection Account Bank pursuant to this Section 16(e)(i). The Collection Account Bank may resign at any time by so notifying Lender and Borrower. Lender may remove the Collection Account Bank by so notifying the Collection Account Bank and may appoint a successor Collection Account Bank. If the Collection Account Bank resigns or is removed or if a vacancy exists in the office of Collection Account Bank for any reason (the Collection Account Bank in such event being referred to herein as the retiring Collection Account
      Bank), Lender shall promptly appoint a successor Collection Account Bank.

            (ii) Notwithstanding the replacement of the Collection Account Bank pursuant to this Section, TFC's and Borrower's obligations under Section 16(c) and Section 16(d) shall continue for the benefit of the retiring Collection Account Bank. Without limitation of the foregoing, the retiring Collection Account Bank shall be paid all amounts owed to it upon its resignation or removal, by TFC or Borrower in accordance with Section 16(c) and Section 16(d). The retiring Collection Account Bank shall not be liable for the acts or omissions of any Successor Collection Account Bank.

      (f) Successor Collection Account Bank. If the Collection Account Bank consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Collection Account Bank.

      (g) Waiver of Setoffs. The Collection Account Bank hereby expressly waives any and all rights of setoff that the Collection Account Bank may otherwise at any time have under applicable law with respect to the Collection Account and agrees that amounts in the Collection Account shall at all times be held and applied solely in accordance with the provisions hereof and of the other Lender Loan Documents.

      (h) No Petition.

            (i) The Collection Account Bank shall not, prior to the date that is one year and one day after the termination of this Agreement and the payment in full of all Loans, all other amounts payable hereunder and all amounts payable under the other Loan Documents, petition or otherwise invoke or cause Borrower to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against Borrower under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Borrower or any substantial part of its property, or ordering the winding up or liquidation of the affairs of Borrower.

            (ii) Lender shall not petition or otherwise invoke or cause Securitization LLC to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against Securitization LLC under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Securitization LLC or any substantial part of its property, or ordering the winding up or liquidation of the affairs of Securitization LLC.

      (i) Representations and Warranties of the Collection Account Bank. The Collection Account Bank represents and warrants to Lender, Borrower and TFC as follows:

            (i) Due organization. The Collection Account Bank is a national banking association and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

            (ii) Power and Authority. The Collection Account Bank has all requisite right, power and authority to execute and deliver this Agreement and to perform all of its duties as Collection Account Bank hereunder.

            (iii) Due Authorization. The execution and delivery by the Collection Account Bank of this Agreement, and the performance by the Collection Account Bank of its duties hereunder, have been duly authorized by all necessary banking association proceedings and no further approvals or filings, including any governmental approvals, are required for the valid execution and delivery by the Collection Account Bank, or the performance by the Collection Account Bank, of this Agreement.

            (iv) Valid and Binding Agreement. The Collection Account Bank has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Collection Account Bank, enforceable against the Collection Account Bank in accordance with its terms, except as (x) such enforceability may be limited by insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (y) the availability of equitable remedies may be limited by equitable principles of general applicability.

      Section 17. Miscellaneous.

      (a) Set-Off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, during the continuance of any Event of Default hereunder Lender is hereby authorized at any time and from time to time, without notice to Borrower, or to any other person or entity, any such notice being hereby expressly waived, to set-off against any obligation owing by Lender or any Affiliate of Lender to Borrower, or against any funds or other property of Borrower or any of its Subsidiaries held by or otherwise in the possession of Lender or any Affiliate of Lender, the obligations and liabilities of Borrower or any of its Subsidiaries to Lender under this Agreement irrespective of whether Lender shall have made any demand hereunder.

      (b) Amendments, Waivers, etc. Neither this Agreement nor any terms hereof may be amended, modified or otherwise supplemented except in writing signed by the parties hereto. In the case of any waiver of a Default or Event of Default, any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

      (c) No Waiver; Remedies Cumulative. No failure or delay on the part of the Lender in exercising any right, remedy, power or privilege under any Lender Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of, or any abandonment or discontinuance of steps to enforce any right, remedy, power or privilege under any Lender Loan Document preclude any other or further exercise thereof or the exercise of any other rights, remedies or privileges thereunder. The rights, remedies, powers and privileges provided in the Lender Loan Documents are cumulative and may be exercised singularly or concurrently and are not exclusive of any other rights, remedies, powers or privileges provided by law. In addition to the rights and remedies granted to it in this Agreement or under the Note, Lender shall have all the rights and remedies of a secured party under the UCC.

      (d) Payment of Expenses, Indemnity, etc. Borrower agrees to:

            (i) pay or reimburse Lender for the following on the Closing Date (to the extent incurred on or prior to the Closing Date) or within 30 days following presentment of invoices (if incurred after the Closing Date): all of Lender's out-of-pocket fees, costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, modification or supplement to, or any waiver under, any Lender Loan Document and any other document prepared in connection therewith, and the consummation and administration of the transactions contemplated thereby, including, without limitation, the reasonable fees and disbursements of counsel to Lender with respect to any of the foregoing, including, without limitation, such fees and disbursements incurred in advising the Lender from time to time as to its rights and remedies under any Loan Document;

            (ii) pay on demand all reasonable costs and expenses of Lender, including without limitation the reasonable fees and disbursements of counsel to Lender, in connection with the occurrence or continuance of a Default or Event of Default and the enforcement, collection, protection or preservation (whether through negotiations, legal proceedings or otherwise) of this Agreement or any other Loan Document, the Collateral, the Other Residual Financing Facility Collateral, any Obligation or any right, remedy, power or privilege of Lender hereunder or under any other Loan Document;

            (iii) pay and hold Lender harmless from and against any and all present and future stamp, excise, recording or other similar taxes or fees payable in connection with the execution, delivery, recording and filing of any Loan Document and hold Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission by Borrower to pay such taxes or fees; and

            (iv) indemnify Lender and its Affiliates and each of their respective directors, officers, employees and agents and hold each of them harmless from and against, any and all liabilities, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements, including without limitation the reasonable fees and disbursement of counsel to Lender and such other parties, incurred by any of them in connection with, arising out of or in any way relating to any investigation, claim, litigation or other proceeding, pending or threatened (whether or not any of them is designated a party thereto), in connection with, arising out of or in any way related to this Agreement or any other Loan Document or any of the transactions contemplated herein or therein or any use of the proceeds of any Loan by Borrower. Notwithstanding anything to the contrary contained herein, such right of indemnity shall not be available to any such indemnified party to the extent that such liabilities, costs and expenses resulted from the gross negligence, willful misconduct or bad faith on the part of such indemnified party or any of its agents, officers, directors, employees or representatives.

      If and to the extent that the indemnity obligations of Borrower under this
Section 17(d) may be unenforceable for any reason, Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of such indemnity obligations which is permissible under applicable law.

      (e) Severability. Any provision of this Agreement or any other Loan Document which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or thereof to the extent permitted by law or affecting the validity, enforceability or legality of such provisions in any other jurisdiction.

      (f) Entire Agreement. This Agreement and the other Lender Loan Documents constitute the entire agreement among the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Lender Loan Documents. Except to the extent otherwise provided in Section 17(v), nothing in this Agreement or in the Lender Loan Documents, express or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Lender Loan Documents. Notwithstanding the foregoing, nothing in this clause (f) of this Section shall supersede, nullify, derogate from or otherwise affect any rights of either party under any document or instrument related to any other residual financing agreement between Borrower and the Other Residual Financing Facility Lender.

      (g) Binding Effect. This Agreement shall be binding upon and shall be enforceable by Borrower and Lender and their respective successors and permitted assigns.

      (h) GOVERNING LAW, ETC., WAIVER OF TRIAL BY JURY.

            (i) THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTE, ANY OTHER LENDER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. NOTHING HEREIN SHALL AFFECT THE RIGHT OF EITHER PARTY HERETO TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE OTHER PARTY IN ANY OTHER JURISDICTION. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

            (ii) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            (iii) EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS PERSONALLY DELIVERED OR TRANSMITTED BY REGISTERED MAIL TO THE ADDRESS SET FORTH FOR NOTICES IN SECTION 10.09; PROVIDED THAT UPON ANY SUCH SERVICE BY REGISTERED MAIL THE SENDING PARTY SHALL, SIMULTANEOUSLY THEREWITH, SEND NOTICE OF SUCH SERVICE TO THE OTHER PARTY VIA FACSIMILE TRANSMISSION. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF EITHER PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

      (i) Headings Descriptive. The headings of the several articles and sections of this Agreement, and the Table of Contents, are inserted for convenience only and shall not in any way affect the meaning or construction of any provisions of this Agreement.

      (j) Assignments; Participations. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Borrower may not assign any of its rights or obligations hereunder, under the Note or under any other Loan Document without the prior written consent of Lender. Lender may assign, participate or otherwise transfer to any Affiliate of Lender or any other Person all or any of its rights or obligations under this Agreement and the other Lender Loan Documents. Borrower agrees to cooperate with Lender in connection with any such assignment or transfer, to execute and deliver such replacement notes, and to enter into such restatements of, and amendments, supplements and other modifications to, this Agreement and the other Loan Documents in order to give effect to such assignment or transfer.

      (k) Notices, Payments, Deliveries. Unless otherwise provided herein, all notices and other communications provided for hereunder shall be in writing and delivered by overnight courier or registered mail, except in the case of Borrowing Request under Section 2(f) which may be delivered by facsimile transmission, and such notices and other communications shall be effective when received at the address for notices for the party to whom such notice or communications is to be given as follows:

To Lender:               Goldman Sachs Mortgage Company
                         85 Broad Street
                         New York, New York 10004
                         Attention: Anthony Preisano
                         Telephone: (212) 855-0393
                         Facsimile: (212) 428-9097

To Borrower:             Triad Financial Residual Special Purpose LLC
                         7711 Center Avenue, Suite 390
                         Huntington Beach, California 92647
                         Attention: General Counsel
                         Telephone: (714) 373-8300
                         Facsimile: (714) 934-6062

Collection Account Bank: JPMorgan Chase Bank, National Association
                         4 New York Plaza, 6th Floor

                         New York, New York 10004
                         Attention: Worldwide Securities Services/Global Debt--
                                    Triad Financial
                         Telephone: (212) 623-5600
                         Facsimile: (212) 623-5933

provided, however, that a facsimile or other form of electronic transmission shall be deemed to be received by the parties hereto when transmitted so long as the transmitting machine has provided an electronic confirmation of such transmission and such facsimile or other form of electronic transmission is confirmed with a printed paper copy thereof by mail or overnight courier service. All payments on and deliveries of Collateral hereunder shall be made to the address or account for payments and deliveries of such Collateral for the party to whom such payment or delivery is to be made as set forth above. Either party may revise any information relating to it by notice in writing to the other party, which notice shall be effective on the third Business Day following receipt thereof.

      (l) Counterparts. This Agreement may be signed in any number of counterparts which, taken together, shall constitute a full and original agreement for all purposes.

      (m) Termination. On the date when all Obligations shall have been indefeasibly paid in full, this Agreement shall terminate and Lender shall release its Liens and security interest hereunder and assign, transfer and deliver, against receipt, any remaining Collateral and Other Residual Financing Facility Collateral and money received in respect thereof to or on the order of Borrower. Upon the request of Borrower, Lender will then execute termination statements and such other documents as Borrower may reasonably request as are necessary to make clear upon the public record the termination of the Liens and security interests created hereby with respect to such assignment. The obligations of Borrower under Section 17(d) above and Section 17(p) below shall, with respect to each transaction entered into hereunder, survive any termination hereof.

      (n) Aggregate Amount of Loans; Disbursement of Funds.

            (i) The aggregate outstanding principal amount of the Loans made by Lender hereunder shall be limited to the Aggregate Maximum Advance Amount.

            (ii) Borrower may request disbursement of amounts borrowed hereunder upon not less than two (2) Business Days' written notice to Lender.

      (o) Lender's Right to Pledge. Nothing in this Agreement shall preclude Lender from engaging in transactions with third parties involving the selling pursuant to a repurchase arrangement, pledging or hypothecating of the Collateral, but no such transaction shall relieve Lender of its obligations hereunder. Notwithstanding any such sale, pledge or hypothecation of the Collateral, Borrower shall be entitled to deal solely with Lender with respect to such Collateral and shall not be required to deal with any such third party unless a Default or Event of Default shall have occurred and be continuing. Lender hereby grants to Borrower the right to perform in Lender's stead under any repurchase, reverse repurchase, loan or similar transaction in which Lender has sold, pledged or otherwise transferred any Pledged ABS in the event that

Lender has defaulted on its obligations to repurchase or accept redelivery of such Pledged ABS in conformity with the terms of any such transaction and so long as an Event of Default hereunder by Borrower shall not have occurred and be continuing. Lender further acknowledges that each Pledged ABS identified in a Confirmation Statement and included as Collateral for the Loans hereunder is unique and identifiable on the date of such pledge and that an award of money damages would be insufficient to compensate Borrower for the losses and damages incurred by Borrower in the event of Lender's failure to release and redeliver any Pledged ABS upon the repayment of the Loans by Borrower as provided hereunder.

      (p) [Reserved].

      (q) Further Assurances. At its sole cost and without expense to Lender, on demand, Borrower shall do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, assignments, notices of assignment, transfers and assurances as Lender shall from time to time reasonably require for better assuring, conveying, assigning, transferring and confirming unto Lender the property and rights pledged or assigned or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey, pledge or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Agreement or any of the other Loan Documents, or for filing, registering or recording of the Loan Documents.

      (r) Remedies Cumulative. All rights, remedies and powers of Lender hereunder and in connection herewith are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all other rights, remedies and powers of Lender whether under law, equity or agreement. In addition to the rights and remedies granted to it in this Agreement or under the Note, Lender shall have all the rights and remedies of a secured party under the UCC.

      (s) Litigation. Notwithstanding any termination hereof, Borrower hereby agrees that any legal action or proceeding against it in connection herewith may be brought in the courts of the State of New York or of the United States of America located in the City and State of New York, Borough of Manhattan, as Lender may elect, and Borrower hereby irrevocably submits to the jurisdiction of each of said courts, and waives any objection on the grounds of venue, forum non conveniens or similar grounds.

      (t) Confidentiality of Information. Each of Lender and Borrower agrees to keep information obtained by it pursuant hereto and the other Loan Documents confidential in accordance with its customary practices. It further agrees that it shall only use such information in connection with the transactions contemplated by this Agreement and/or the other Loan Documents, including for the purposes of its legal, credit or compliance review in connection with any such transactions, or as required by law or regulation and not disclose any such information other than (a) to its affiliates, officers, directors, employees, representatives, counsel and agents that are, or are expected to be, involved in the evaluation of such information in connection with (i) the transactions contemplated by this Agreement and/or the other Loan Documents, (ii) its legal or compliance or credit review in connection with any such transactions or (iii) enforcing its rights and performing under the terms of this Agreement and/or the other Loan Documents and are advised of the confidential nature of such information, (b) to the extent such information presently is or hereafter becomes (i) available to such party from a source other than the party hereto to which such information relates or any of its affiliates, and such disclosing party does not know that such information is disclosed in violation of a confidentiality agreement or is otherwise unauthorized or (ii) available to the public other than as a result of a breach by such party of this Section 17(t), (c) to the extent disclosure is required by law, regulation or judicial order or requested or required by bank or other regulators or auditors, as long as, to the extent permitted by Requirements of Law, notice is given to the party hereto to which such information relates by the disclosing party prior to (or, in the event that prior notice is not reasonably practicable or in case of a judicial order, promptly after) such disclosure, or (d) to current or prospective assignees, participants and contractual counterparties in connection with the transactions contemplated by this Agreement and/or the other Loan Documents or in any hedging contract permitted under the Loan Documents and to their respective representatives and legal or financial advisors, in each case and to the extent such assignees, participants, grantees or counterparties agree to be bound by, and to cause their advisors to comply with, the provisions of this Section 17(t). Notwithstanding any other provision in this Agreement, Borrower hereby agrees that Lender (and each of its officers, directors, employees, accountants, attorneys and other advisors) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the transactions contemplated hereby and all materials of any kind (including opinions and other tax analyses) that are provided to Lender relating to such U.S. tax treatment and U.S. tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws. The provisions of this Section 17(t) shall survive termination of this Agreement for a period of two years.

      (u) Specific Performance. Borrower acknowledges and agrees that no adequate remedy at law exists for a breach by it of this Agreement and the terms of this Agreement related to it may be enforced by Lender in an action for specific performance.

      (v) Benefits of Agreement. Nothing in this Agreement or the Note, express or implied, shall give to any person, other than the parties to this Agreement and their permitted successor and assigns, any benefit or any legal or equitable right, remedy or claim under this Agreement; provided, however, that the Other Residual Financing Facility Lender shall be an express third-party beneficiary of clauses eighth and ninth of Section 12(e), clauses fifth and sixth of Section 13(b) and clauses fifth and sixth of Section 13(c) of this Agreement.

      (w) Lender Consent to Transactions. Notwithstanding any provision of this Agreement or any of the other Loan Documents, any requirement in this Agreement for TFC or Borrower to obtain the prior consent of Lender to any action or transaction shall not be effective or binding, to the extent the Obligations shall have been indefeasibly repaid in full (other than any indemnification or expense claims which have not been made) and each of the Loan Documents shall have been terminated prior to such action or transaction.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                         TRIAD FINANCIAL RESIDUAL SPECIAL
                                          PURPOSE LLC

                                         By: /s/ Debra G. Glasser
                                             ----------------------------------
                                             Name: Debra G. Glasser
                                             Title: Corporate Secretary

                                         JPMORGAN CHASE BANK, NATIONAL
                                          ASSOCIATION

                                         By: /s/ Keith Richardson
                                             ----------------------------------
                                             Name: Keith Richardson
                                             Title: Attorney-In-Fact

                                         GOLDMAN SACHS MORTGAGE COMPANY,

                                         By: GOLDMAN SACHS REAL ESTATE FUNDING
                                             CORP., its general partner

                                         By: /s/ Joseph Marconi
                                             ----------------------------------
                                             Name: Joseph Marconi
                                             Title: Vice President

Acknowledged and Accepted
(solely with respect to Section
16(c) and Section 16(d)):

TRIAD FINANCIAL CORPORATION

By: /s/ Debra G. Glasser
    --------------------------------
    Name: Debra G. Glasser
    Title: Corporate Secretary

                                  SCHEDULE III

                     REPRESENTATIONS AND WARRANTIES AS TO SECURITIZATIONS

      (a) Each of TFC and its Affiliates is in compliance in all material respects with all agreements to which it is bound under all applicable ABS Issuance Agreements. Borrower has made available to Lender true and complete copies of all ABS Issuance Agreements and related transaction and other closing documents. Each party to the applicable ABS Issuance Agreements has performed in all material respects all of its respective obligations thereunder, and there is no pending or threatened cancellation of any ABS Issuance Agreement, and neither TFC nor any of its Affiliates has received any notice to the effect that any party to any ABS Issuance Agreement intends to cease doing business with TFC or any of its Affiliates.

      (b) Neither the TFC nor any of its Affiliates, including any issuer or depositor in any Securitization (a "Securitization Issuer"), and no servicer with respect to a Securitization, has taken any action which would cause any trust, corporation, partnership or other entity ("Securitization Entity") to be registered as an investment company pursuant to the Investment Company Act of 1940, as amended (the "Investment Company Act"), or which would cause any Securitization Entity to be "controlled by" an investment company within the meaning of the Investment Company Act.

      (c) Each Securitization Issuer and each servicer with respect to a Securitization has made all filings required to be made by or under the Securities Exchange Act of 1934, as amended. There is no pending or threatened claim that any private placement memorandum or other offering document, or any amendments or supplements thereto contained, as of the date on which it was issued by a Securitization Entity in any Securitization, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No securities were issued or sold by TFC or any of its Affiliates in violation of Section 5 of the Securities Act of 1933, as amended, in any Securitization.

      (d) No Securitization Issuer, no depositor or servicer with respect to a Securitization and no entity serving as trustee for any Securitization has taken any action which would adversely affect the characterization or tax treatment for federal, state or local income or franchise tax purposes of any Securitization Entity or any securities issued in a Securitization, and all required federal, state and local tax and information returns relating to any Securitization have been properly filed.

      (e) Since December 31, 2004, no rating agency has downgraded, or given the TFC any indication that it is considering a downgrading of any securities issued in any Securitization.

      (f) Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, neither TFC nor any of its Affiliates has done or failed to do, or has caused to be done or omitted to be done, any act, the effect of which would operate to invalidate or materially impair (x) any approvals of any rating agency, insurer, investor or other party to any ABS Issuance Agreement, or (y) any fidelity bond, direct surety bond, or errors and

                                     S-III-1
omissions insurance policy required by any agency, insurer or investor, or other party to any ABS Issuance Agreement.

                                     S-III-2